                                                                     EXHIBIT 3.1

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         TOWN SPORTS INTERNATIONAL, INC.
               (Under Section 807 of the Business Corporation Law)

                                      * * *

                  The undersigned, for the purpose of restating the Certificate of Incorporation pursuant to Section 807 of the Business Corporation Law of the State of New York (the "Business Corporation Law"), hereby certifies:

                  1. The name of the Corporation is Town Sports International, Inc. (the "Corporation").

                  2. The Certificate of Incorporation of the Corporation was filed on June 5, 1973 by the Department of State. The Corporation was originally incorporated under the name St John Squash Racquets, Inc.

                  3. The Certificate of Incorporation is hereby amended to effect the following changes authorized by the Business Corporation Law, to wit:

                           a. To amend the purpose of the Corporation as set forth in paragraph SECOND of the Certificate of Incorporation;

                           b. To amend the capitalization provisions set forth in paragraph FOURTH as follows:

                                    (i)      To amend subparagraph A to increase
                           the authorized shares of capital stock of the Corporation from Five Hundred Thousand (500,000) to Four Million (4,000,000), consisting of Two Million Five

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                           Hundred Thousand (2,500,000) shares of Class A Voting
                           Common Stock, par value $0.01 per share; One Million Two Hundred Fifty Thousand (1,250,000) shares of
                           Class B Convertible Non-Voting Common Stock, par value $0.01 per share; and Two Hundred Fifty Thousand (250,000) shares of Preferred Stock, par value $0.10 per share, issuable in one or more series;

                                    (ii)     To amend subparagraph A and replace
                           subparagraphs B.1 and B.2 with a new subparagraph B.1 to designate the Corporation's voting Common Stock as Class A Voting Common Stock and to reduce the par value of such stock from $0.10 per share to $0.01 per share;

                                    (iii)    To amend subparagraph A and add new
                           subparagraph B.2 to authorize and designate the Corporation's Class B Convertible Non-Voting Common Stock, par value $0.01 per share, which such stock shall have the rights and privileges set forth therein;

                                    (iv)     To renumber subparagraphs B.1, 3
                           and 4 as B.3, B.4 and B.5, respectively;

                                    (v)      To amend new subparagraph B.3 to
                           require the shareholders to approve the filing of any amendments to the Certificate of Incorporation in respect of the issuance of shares of a series of Preferred Stock;

                                    (vi)     To amend the dividend rights and
                           voting rights provisions of new subparagraphs B.4(a) and B.4(c), respectively.

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                           c.       To change the post-office address to which
                  the Secretary of State shall mail a copy of any process against the Corporation served upon it as set forth in paragraph FIFTH of the Certificate of Incorporation;

                           d. To amend paragraph SEVENTH with respect to the denial of preemptive rights under Section 622 of the Business Corporation Law;

                           e. To replace paragraph EIGHTH with a new paragraph EIGHTH relating to the indemnification of officers and directors of the Corporation; and

                           f. To add a new paragraph NINTH relating to the elimination of the personal liability of the Directors of the Corporation to the fullest extent permitted by law.

                  4. The restatement of the Certificate of Incorporation of the Corporation herein provided for was authorized by the unanimous written consent of the holders of all of the outstanding shares of the Corporation entitled to vote on the restatement of the Certificate of Incorporation and by the unanimous written consent of the Board of Directors of the Corporation.

                  5. The Certificate of Incorporation, as amended and restated herein, shall at the effective time of this Restated Certificate of Incorporation, read as follows:

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                          CERTIFICATE OF INCORPORATION
                                       OF
                         TOWN SPORTS INTERNATIONAL, INC.
               (Under Section 402 of the Business Corporation Law)

                  FIRST:   The name of the Corporation is Town Sports
International, Inc. (the "Corporation").

                  SECOND: The purpose for which the Corporation is formed is as follows:

                  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, provided, however, that the Corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board agency or other body without first obtaining the consent of such body.

                  THIRD:   The office of the Corporation is to be located in the
City of New York, County of New York, State of New York.

                  FOURTH: A. The aggregate number of shares which the Corporation shall have the authority to issue is Four Million (4,000,000) shares of capital stock, of which Two Million Five Hundred Thousand (2,500,000) shares shall be designated Class A Voting Common Stock, par value $0.01 per share; One Million Two Hundred Fifty Thousand (1,250,000) shares shall be designated Class B Convertible Non-Voting Common Stock, par value $0.01 per share; and Two Hundred Fifty Thousand (250,000) shares of Preferred Stock, par value $0.10 per share, which such shares of Preferred Stock shall be issuable in one or more series, including Five Hundred (500) shares which shall be designated Series A Preferred Stock.

                  B. The relative rights, preferences and limitations of each class of the Corporation's capital stock are, and the designation and relative rights, preferences and limitations of each series of its Preferred Stock are to be fixed, as follows:

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                  1.       Class A Voting Common Stock. Except as otherwise
provided by law, the entire voting power for the election of directors and for all other purposes shall be vested exclusively in the shares of Class A Voting Common Stock. Each share of Class A Voting Common Stock shall have one vote upon all matters. The affirmative vote of the holders of a majority of the outstanding shares of Class A Voting Common Stock shall be sufficient to require the dissolution of the Corporation. After the distribution in full of the preferential amounts to be distributed to the holders of all classes of stock entitled thereto in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of the Class A Voting Common Stock and the Class B Convertible Non-Voting Common Stock (collectively, the "Common Stock") shall be entitled to receive all the remaining assets of the Corporation.

                  2. Class B Convertible Non-Voting Common Stock. The rights and privileges of the Class B Convertible Non-Voting Common Stock shall be in all respects identical to the rights and privileges of the Class A Voting Common Stock, except as otherwise required by law and except that (i) the holders of the Class B Convertible Non-Voting Common Stock shall not have any right to vote for the election of directors of the Corporation or on any other matter requiring stockholder action, except as otherwise required by law, and
(ii) shares of the Class B Convertible Non-Voting Common Stock shall be convertible into shares of the Class A Voting Common Stock pursuant to the terms and conditions set forth below.

                           Conversion Terms. (a) Each share of Class B
                  Convertible Non-Voting Common Stock shall be convertible into one share of Class A Voting Common Stock at the option of the holder of such Class B Convertible Non-Voting Common Stock as of the date (the "Conversion Date") an initial registration statement with respect to shares of the Class A Voting Common Stock is declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or a successor statute, on and subject to the terms and conditions hereinafter set forth. The Corporation shall provide each holder of Class B Convertible Non-Voting Common Stock with written notice of such conversion privilege at least thirty
                  (30) days prior to the Conversion Date at the address of such holder as it appears on the stock transfer books of the Corporation.

                           (b)      In order to exercise its conversion
                  privilege set forth in subparagraph 4.B.2(a) above, the holder of any shares of Class B Convertible Non-Voting Common Stock or such holder's duly authorized representative shall surrender the certificate or certificates representing such shares to the Corporation during normal business hours at its principal office on or before the Conversion Date and shall deliver concurrently therewith a written notice of the election of such holder to convert such shares represented by the certificate or certificates so surrendered. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Class A Voting Common Stock, which shall be issuable upon such conversion, shall be issued. If so required by the Corporation, any certificate or certificates surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or such holder's duly authorized

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                  representative. Each conversion of shares of Class B
                  Convertible Non-Voting Common Stock pursuant to the conversion privilege set forth in subparagraph 4.B.2(a) above shall be deemed to have been effected as of the Conversion Date, and the person or persons in whose name or names any certificate or certificates for shares of Class A Voting Common Stock shall be issuable upon such conversion shall be, for the purposes of receiving dividends and for all other corporate purposes whatsoever, deemed to have become the holder or holders of record of the shares of Class A Voting Common Stock represented thereby on the Conversion Date.

                           (c) Notwithstanding anything contained herein to the contrary, upon the date (the "Automatic Conversion Date") the Corporation becomes a member corporation of a national securities exchange registered under a statute of the United States such as the Securities Exchange Act of 1934, as amended, each outstanding share of Class B Convertible Non-Voting Common Stock shall automatically be converted to one share of Class A Voting Common Stock. Notice of such automatic conversion shall be given by mail to each registered holder of Class B Convertible Non-Voting Common Stock at the address of such holder as it appears on the stock transfer books of the Corporation, which such notice shall state that all outstanding shares of the Class B Convertible Non-Voting Common Stock shall be converted by the Corporation on the Automatic Conversion Date specified therein. All conversions of shares of Class B Convertible Non-Voting Common Stock pursuant to this provision shall be deemed to have been effected as of the Automatic Conversion Date, and the person or persons in whose name or names any certificate or certificates for shares of Class A Voting Common Stock shall be issuable upon such conversion shall be, for the purposes of receiving dividends and for all other corporate purposes whatsoever, deemed to have become the holder or holders of record of the shares of Class A Voting Common Stock represented thereby on the Automatic Conversion Date.

                           (d) As promptly as practicable after the presentation and surrender for conversion, as herein provided, of any certificate for shares of Class A Voting Common Stock, the Corporation shall issue and deliver at its principal office, to or upon the written order of the holder thereof or such holder's duly authorized representative, certificates for the number of shares of Class A Voting Common Stock issuable upon any such conversion. The issuance of certificates for shares of Class A Voting Common Stock issuable upon the conversion of the Class B Convertible Non-Voting Common Stock shall be made without any charge to the converting holder of such stock for any tax imposed on the Corporation in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of the shares being converted, and the Corporation shall not be required to issue and deliver any such certificate unless and until the person requesting the issuance

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                  thereof in such other name shall have paid the Corporation the amount of such tax or has established to the Corporation's satisfaction that such tax has been paid.

                           (e) All shares of the Class B Convertible Non-Voting Common Stock converted into shares of Class A Voting Common Stock as provided for herein shall be cancelled as of the date on which such conversion is deemed to have been effected hereunder.

                           (f) One Hundred Twenty Five Thousand (125,000) shares of Class A Voting Common Stock authorized hereby shall be reserved and set aside, and such shares, or any proportionate part thereof, shall be issued only upon the conversion of shares of Class B Convertible Non-Voting Common Stock in accordance with the provisions hereof.

                  3. Preferred Stock. Subject to any limitation prescribed by law, the number of shares in each series of Preferred Stock and the designation and relative rights, preferences and limitations of each series of Preferred Stock shall be fixed by the Board of Directors of the Corporation, provided that before any shares of a series of Preferred Stock are issued, the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders shall vote to approve the filing of a corresponding Certificate of Amendment of this Certificate of Incorporation as required by the Business Corporation Law. Pursuant to the foregoing general authority vested in it, but not in limitation thereof, the Board of Directors is expressly empowered to determine with respect to the shares of each series of Preferred Stock:

                           (a)      the dividend rights of such shares,
                  including whether the dividends to which such shares are entitled shall be cumulative or non-cumulative and whether dividends on such shares shall have any preference over dividends payable on any other class or classes of stock;

                           (b) whether such shares shall be convertible into shares of a class of Common Stock or, to the extent permitted by law, into shares of another series of Preferred Stock and, if so, upon what terms and conditions;

                           (c) whether such shares shall have voting rights in addition to those provided by law and, if so, to what extent and upon what terms and conditions;

                           (d) whether such shares shall be subject to redemption by the Corporation and, if so, upon what terms and conditions;

                           (e)      whether, if such shares are to be
                  redeemable, a sinking fund or other fund shall be established for the purchase or redemption thereof and, if so, upon what terms and conditions; and

                           (f) the rights of such shares in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, including whether such shares shall have any preferential claim against the assets of the Corporation and, if so, to what extent.

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                  4.       Series A Preferred Stock. Five hundred (500) shares
of Series A Preferred Stock, par value of $0.10 per share, shall be issuable. All shares of Series A Preferred Stock shall be of equal rank and shall be identical.

                           (a) Limited Dividend Rights. Holders of Series A Preferred Stock shall not receive any dividends unless so declared by the Board of Directors and in no event shall such dividends be in excess of one cent ($0.01) per year per share of Series A Preferred Stock.

                           (b) No Conversion Rights. Series A Preferred Stock shall not be convertible into shares of Common Stock or into shares of another series of Preferred Stock.

                           (c) No Voting Rights. Except as otherwise required by law or as specifically provided herein, Series A Preferred Stock shall have no voting rights.

                           (d) Redemption. The shares of Series A Preferred Stock shall be redeemable in whole or in part, at the option of the Corporation, by resolution adopted by its Board of Directors, at a fixed redemption price of One Thousand Dollars ($1,000) per share, payable from any legally available source or fund, at such times as may be fixed and determined by the Board of Directors from time to time or at any time. If fewer than all outstanding shares of Series A Preferred Stock are to be redeemed, the shares of said Series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine. Not later than thirty (30) nor earlier than sixty (60) days prior to the date fixed for redemption, a notice specifying the time and place of redemption shall be given by mail to the holders of record of Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the Corporation, but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to which the Corporation has failed to mail such notice or except as to the holder as to which notice was defective. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. At any time after notice of redemption has been given in the manner prescribed above, the Corporation may (but shall not be required to) deposit the aggregate redemption price in trust with a bank or trust company (in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, City of New York, State of New York, and having capital, surplus and undivided profits aggregating at least $10,000,000) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement, if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the Corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in, or claim against, the Corporation, including no right to exercise privileges upon liquidation, and shall have no rights

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

                  with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of such certificates; and the shares represented thereby shall no longer be deemed to be outstanding. If the holder of any of the shares so redeemed shall not, within six
                  (6) years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay over to the Corporation or to its successor such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The Corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

                           (e) No Sinking Fund. No sinking fund or other fund shall be established for the purchase or redemption of Series A Preferred Stock.

                           (f) Priority Upon Liquidation, Dissolution or Winding Up. The Series A Preferred Stock shall be preferred over the Common Stock as to the net assets of the Corporation in the event of any dissolution, liquidation or winding up of the affairs of the Corporation, either voluntary or involuntary. In such event, the holders of Series A Preferred Stock shall be entitled, after payment or provision for payment of the debts or other liabilities of the Corporation, to receive out of the net assets of the Corporation the fixed amount of One Thousand Dollars ($1,000) per share of Series A Preferred Stock, before any distribution shall be made to the holders of the Common Stock. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or any part of its assets, shall be deemed to be a dissolution, liquidation or winding up of the affairs of the Corporation within the meaning of this subparagraph
                  (f).

                  5. Limitations. So long as any shares of Series A Preferred Stock shall be outstanding, the Corporation shall not, by an amendment of this Certificate of Incorporation or by merger or consolidation or in any manner, without the affirmative vote at a duly authorized meeting or the written consent of the holders of at least two-thirds of the aggregate number of shares of Series A Preferred Stock at the time outstanding, voting or consenting, as the case may be, together as a single class:

                           (a) authorize, or increase the number of authorized shares of, any series of Preferred Stock ranking, either as to payment of dividends or distribution of assets, prior to the Series A Preferred Stock; or

                           (b) change the preferences or limitations, special rights or powers with respect to the Series A Preferred Stock in any respect adverse to the holders thereof.

                  FIFTH: The Secretary of State is designated as the agent of the Corporation upon whom process in any action or proceeding against it may be served. The post office address to

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which the Secretary of State shall mail a copy of any process against the
Corporation served upon him is: Town Sports International, Inc., 888 Seventh Avenue, New York, New York 10106; Attention: Alexander A. Alimanestianu, Esq.

                  SIXTH: The duration of the Corporation is to be perpetual.

                  SEVENTH: No holder of any shares of capital stock of the Corporation, by reason of their ownership of such shares of capital stock, shall have any preemptive rights under Section 622 of the Business Corporation Law.

                  EIGHTH: The Corporation shall, to the fullest extent permitted by Article 7 of the Business Corporation Law of the State of New York, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Article from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Article, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any By-Law, resolution of shareholders, resolution of directors, agreement, insurance policy or otherwise as permitted by said Article, as to action in any capacity in which he or she served at the request of the Corporation.

                  Without in any way limiting the foregoing, except to the extent expressly prohibited by the Business Corporation Law, the Corporation shall indemnify each person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person or such person's testator or intestate is or was a director or officer of the Corporation or serves or served at the request of the Corporation any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including

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attorneys' fees, incurred in connection with such action or proceeding, or any appeal therein, provided that no such indemnification shall be made if a judgment or other final adjudication adverse to such person establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, and provided further that no such indemnification shall be required with respect to any settlement or other nonadjudicated disposition of any threatened or pending action or proceeding unless the Corporation has given its prior consent to such settlement or other disposition.

                  The Corporation shall advance or promptly reimburse upon request any person entitled to indemnification hereunder for all expenses, including attorneys' fees, reasonably incurred in defending any action or proceeding in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of such person to repay such amount if such person is ultimately found not to be entitled to the indemnification or, where indemnification is granted, to the extent the expenses so advanced or reimbursed exceed the amount to which such person is entitled, provided, however, that such person shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

                  Anything herein to the contrary notwithstanding, no elimination of or amendment to this Article adversely affecting the right of any person to indemnification or advancement of expenses hereunder shall be effective until the 60th day following notice to such person of such action, and no elimination of or amendment to this Article shall deprive any person of his or her

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rights hereunder arising out of alleged or actual occurrences, acts or failures to act prior to such 60th day.

                  The Corporation shall not, except by elimination of or amendment to this Article in a manner consistent with the preceding paragraph, take any corporate action or enter into any agreement which prohibits, or otherwise limits the rights of any person to, indemnification in accordance with the provisions of this Article. The indemnification of any person provided by this Article shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators and legal representatives.

                  The Corporation is authorized to enter into agreements with any of its directors or officers extending rights to indemnification and advancement of expenses to such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of such person pursuant to this Article, it being expressly recognized hereby that all directors and officers of the Corporation, by serving as such after the adoption hereof, are acting in reliance hereon and that the Corporation is estopped to contend otherwise.

                  In case any provision in this Article shall be determined at any time to be unenforceable in any respect, the other provisions shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

                  For purposes of this Article, the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his or her duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan, and excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered indemnifiable expenses. For purposes of this Article, the term "Corporation" shall include any legal successor to the Corporation, including any corporation which acquires all or substantially all of the assets of the Corporation in one or more transactions.

                  NINTH: The personal liability of the Directors of the Corporation is eliminated to the fullest extent permitted by the provisions of paragraph (b) of Section 402 of the Business Corporation Law of the State of New York, as the same may be amended and supplemented. No amendment, modification or repeal of this Article shall adversely affect any right or protection of any director that exists at the time of such amendment, modification or repeal.

                  IN WITNESS WHEREOF, we have executed this document on the date set forth below and do hereby affirm, under penalties of perjury, that the statements contained therein have been examined by us and are true and correct.
Dated: March 5, 1993

                                             /s/ Marc Tascher
                                             -----------------------------------
                                             Name:  Marc Tascher
                                             Title: Chairman

                                             /s/ Robert Giardina
                                             -----------------------------------
                                             Name:  Robert Giardina
                                             Title: President

                                             /s/ Alexander A. Alimanestianu
                                             -----------------------------------
                                             Name:  Alexander A. Alimanestianu
                                             Title: Secretary

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         TOWN SPORTS INTERNATIONAL, INC.
               (Under Section 805 of the Business Corporation Law)

                  The undersigned, for the purpose of amending the Certificate of Incorporation pursuant to Section 805 of the Business Corporation Law of the State of New York (the "Business Corporation Law"), hereby certifies:

                  FIRST: The name of the corporation is Town Sports International, Inc. (the "Corporation"). The Corporation was originally incorporated under the name St John Squash Racquets, Inc.

                  SECOND: The Certificate of Incorporation of the Corporation was filed on June 5, 1973 by the Department of State.

                  THIRD: The Certificate of Incorporation is hereby amended to amend the capitalization provisions set forth in paragraph FOURTH as follows:

                           (a)      to amend subparagraph FOURTH.A. to increase
the authorized shares of capital stock of the Corporation from Four Million (4,000,000) shares, consisting of Two Million Five Hundred Thousand (2,500,000) shares of Class A Voting Common Stock, par value $0.01 per share, One Million Two Hundred Fifty Thousand (1,250,000) shares of Class B Convertible Non-Voting Common Stock, par value $0.01 per share, and Two Hundred Fifty Thousand (250,000) shares of Preferred Stock, par value $0.10 per share, issuable in one or more series, including Five Hundred (500) shares designated as Series A Preferred Stock, to Six Million (6,000,000) shares, consisting of Three Million Five Hundred Thousand (3,500,000) shares of Class A Voting Common Stock, par value $0.01 per share, One Million Two Hundred Fifty Thousand (1,250,000) shares of Class B Convertible Non-Voting Common Stock, par value $0.01 per share, and One Million Two Hundred Fifty Thousand (1,250,000) shares of Preferred Stock (of which One Million (1,000,000) shares shall have par value $.01 per share and Two Hundred and Fifty Thousand (250,000) shares shall have par value $.10 per share), issuable in one or more series, including Five Hundred (500) shares of Series A Preferred Stock, par value $0.10 per share, and One Million (1,000,000) shares of Series B Redeemable Convertible Preferred Stock, par value $0.01 per share;

                           (b)      to amend subparagraph FOURTH.B. to designate
the Corporation's Series B Redeemable Convertible Preferred Stock, par value $0.01 per share, which such stock shall have the rights and privileges set forth herein, and give effect to the voting rights of the holders of Series B Redeemable Convertible Preferred Stock; and

                           (c)      to effect such other changes to Article
FOURTH of the Certificate of Incorporation as are set forth herein.

                  In order to effect all of such changes, Article FOURTH of said Certificate of Incorporation is hereby amended in its entirety to read as follows:

                  "FOURTH: A. The aggregate number of shares which the Corporation shall have the authority to issue is Six Million (6,000,000) shares of capital stock, of which Three Million Five Hundred Thousand (3,500,000) shares shall be designated Class A Voting Common Stock, par value $0.01 per share; One Million Two Hundred Fifty Thousand (1,250,000) shares shall be designated Class B Convertible Non-Voting Common Stock, par value $0.01 per snare; and One Million Two Hundred Fifty Thousand (1,250,000) shares of Preferred Stock (of which One Million (1,000,000) shares shall have par value $.01 per share and Two Hundred and Fifty Thousand (250,000) shares shall have par value $.10 per share), which such shares of Preferred Stock shall be issuable in one or more series, including Five Hundred (500) shares which shall be designated Series A Preferred Stock, par value $0.10 per share, and One Million (1,000,000) shares which shall be designated Series B Redeemable Convertible Preferred Stock, par value $0.01 per share.

         B. The relative rights, preferences and limitations of each class of the Corporation's capital stock are, and the designation and relative rights, preferences and limitations of each series of its Preferred Stock are to be fixed, as follows:

                  1. Class A Voting Common Stock. Except as otherwise provided by law the entire voting power for the election of directors and for all other purposes shall be vested exclusively in the shares of Class A Voting Common Stock and the Series B Redeemable Convertible Preferred Stock, as set forth in subparagraph FOURTH.B.5 below. Each share of Class A Voting Common Stock shall have one vote upon all matters. The affirmative vote of the holders of a majority of the outstanding shares of Class A Voting Common Stock and Series B Redeemable Convertible Preferred Stock, voting together (as set forth in subparagraph FOURTH.B.5(d) below), shall be sufficient to require the dissolution of the Corporation. After the distribution in full of the preferential amounts to be distributed to the holders of all classes of stock entitled thereto in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of the Class A Voting Common Stock and the Class B Convertible Non-Voting Common Stock (collectively, the "Common Stock") shall be entitled to receive all the remaining assets of the Corporation.

                  2.       Class B Convertible Non-Voting Common Stock.

                           (a)      The rights and privileges of the Class B
Convertible Non-Voting Common Stock shall be in all respects identical to the rights and privileges of the Class A Voting Common Stock, except as otherwise required by law and except that (i) the holders of the Class B Convertible Non-Voting Common Stock shall not have any right to vote for the election of directors of the Corporation or on any other matter requiring stockholder action, except as otherwise required by law, and (ii) shares of the Class B Convertible Non-Voting Common Stock shall be convertible into shares of the Class A Voting Common Stock pursuant to the terms and conditions set forth below.

                           (b)      Each share of Class B Convertible Non-Voting
Common Stock shall be convertible into one share of Class A Voting Common Stock at the option of the holder of such Class B Convertible Non-Voting Common Stock as of the date (the "Class B Conversion Date" or "Public Distribution Effective Date") an initial registration statement with respect to shares of the Class A Voting Common Stock is declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or a successor statute (a "Public Distribution"), on and subject to the terms and conditions hereinafter set forth. The Corporation shall provide each holder of Class B Convertible Non-Voting Common Stock with written notice of such conversion privilege at least thirty (30) days prior to the Class B Conversion Date at the address of such holders as it appears on the stock transfer books of the Corporation.

                           (c)      In order to exercise its conversion
privilege set forth in subparagraph FOURTH.B.2(b) above, the holder of any shares of Class B Convertible Non-Voting Common Stock or such holder's duly authorized representative shall surrender the certificate or certificates representing such shares to the Corporation during normal business hours at its principal office on or before the Class B Conversion Date and shall deliver concurrently therewith a written notice of the election of such holder to convert such shares represented by the certificate or certificates so surrendered. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Class A Voting Common Stock, which shall be issuable upon such conversion, shall be issued. If so required by the Corporation, any certificate or certificates surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or such holder's duly authorized representative. Each conversion of shares of Class B Convertible Non-Voting Common Stock pursuant to the conversion privilege set forth in subparagraph FOURTH.B.2(b) above shall be deemed to have been effected as of the Class B Conversion Date, and the person or persons in whose name or names any certificate or certificates for shares of Class A Voting Common Stock shall be issuable upon such conversion shall be, for the purposes of receiving dividends and for all other corporate purposes whatsoever, deemed to have become the holder or holders of record of the shares of Class A Voting Common Stock represented thereby on the Class B Conversion Date.

                           (d)      Notwithstanding anything contained herein to
the contrary, upon the date (the "Class B Automatic Conversion Date") the Corporation's Class A Voting Common Stock becomes listed on a national securities exchange registered under a statute of the United States such as the Securities Exchange Act of 1934, as amended, or becomes quoted on the National Market Service of the National Association of Securities Dealers Automatic Quotation System, each outstanding share of Class B Convertible Non-Voting Common Stock shall automatically be converted to one share of Class A Voting Common Stock. Notice of such automatic conversion shall be given by mail to each registered holder of Class B Convertible Non-Voting Common Stock at the address of such holder as it appears on the stock transfer books of the Corporation, which such notice shall state that all outstanding shares of the Class B Convertible Non-Voting Common Stock shall be converted by the Corporation on the Class B Automatic Conversion Date specified therein. All conversions of shares of Class B Convertible Non-Voting Common Stock pursuant to this provision shall be deemed to have been effected as of the Class B Automatic Conversion Date, and the person or persons in whose name or names any certificate or certificates for shares of Class A Voting Common Stock shall be issuable upon such conversion shall be, for the purposes of receiving dividends and for all other corporate purposes whatsoever, deemed to have become the holder or holders of record of the shares of Class A voting Common Stock represented thereby on the Class B Automatic Conversion Date.

                           (e)      As promptly as practicable after the
presentation and surrender for conversion, as herein provided, of any certificate for shares of Class A Voting Common Stock, the Corporation shall issue and deliver at its principal office, to or upon the written order of the holder thereof or such holder's duly authorized representative, certificates for the number of shares of Class A Voting Common Stock issuable upon any such conversion. The issuance of certificates for shares of Class A voting Common Stock issuable upon the conversion of the Class B Convertible Non-Voting Common Stock shall be made without any charge to the converting holder of such stock for any tax imposed on the Corporation in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of the shares being converted, and the Corporation shall not be required to issue and deliver any such certificate unless and until the person requesting the issuance thereof in such other name shall have paid the Corporation the amount of such tax or shall have established to the Corporation's satisfaction that such tax has been paid.

                           (f)      All shares of the Class B Convertible
Non-Voting Common Stock converted into shares of Class A Voting Common Stock as provided for herein shall be cancelled as of the date on which such conversion is deemed to have been effected hereunder.

                           (g)      The Corporation shall reserve and set aside
an appropriate number of shares of Class A Voting Common Stock which shall be issued only upon the conversion of shares of Class B Convertible Non-Voting Common Stock in accordance with the provisions hereof.

                  3. Preferred Stock. Subject to any limitation prescribed by law or herein, the number of shares in each series of Preferred Stock and the designation and relative rights, preferences and limitations of each series of Preferred Stock shall be fixed by the Board of Directors of the Corporation, provided that before any shares of a series of Preferred Stock are issued, the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders shall vote to approve the filing of a corresponding Certificate of Amendment of this Certificate of Incorporation as required by the Business Corporation Law. Pursuant to the foregoing general authority vested in it, but not in limitation thereof, the Board of Directors is expressly empowered to determine with respect to the shares of each series of Preferred Stock:

                           (a)      the dividend rights of such shares,
including whether the dividends to which such shares are entitled shall be cumulative or non-cumulative and whether dividends on such shares shall have any preference over dividends payable on any other class or classes of stock;

                           (b)      whether such shares shall be convertible
into shares of a class of Common Stock, or, to the extent permitted by law, into shares of another series of Preferred Stock and, if so, upon what terms and conditions;

                           (c)      whether such shares shall have voting rights
in addition to those provided by law and, if so, to what extent and upon what terms and conditions;

                           (d)      whether such shares shall be subject to
redemption by the Corporation and, if so, upon what terms and conditions;

                           (e)      whether, if such shares are to be
redeemable, a sinking fund or other fund shall be established for the purchase or redemption thereof and, if so, upon what terms and conditions; and

                           (f)      the rights of such shares in the event of
the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, including whether such shares shall have any preferential claim against the assets of the Corporation and, if so, to what extent.

                  4. Series A Preferred Stock. Five hundred (500) shares of Series A Preferred Stock, par value $0.10 per share, shall be issuable. All shares of Series A Preferred Stock shall be of equal rank and shall be identical.

                           (a)      Limited Dividend Rights. Holders of Series A
Preferred Stock shall not receive any dividends unless so declared by the Board of Directors, and in no event shall such dividends be in excess of one cent ($0.01) per fiscal year per share of Series A Preferred Stock.

                           (b)      No Conversion Rights. Series A Preferred
Stock shall not be convertible into shares of Common Stock or into shares of another series of Preferred Stock.

                           (c)      No Voting Rights. Except as otherwise
required by law or as specifically provided herein, Series A Preferred Stock shall have no voting rights.

                           (d)      Redemption. The shares of Series A Preferred
Stock shall be redeemable in whole or in part, at the option of the Corporation, by resolution adopted by its Board of Directors, at a fixed redemption price of One Thousand Dollars ($1,000) per share, payable from any legally available source or fund, at such times as may be fixed and determined by the Board of Directors from time to time or at any time. If fewer than all outstanding shares of Series A Preferred Stock are to be redeemed, the shares of said Series to be redeemed shall be chosen by lot or pro rata in such manner as the Board of Directors may determine. Not later than thirty (30) nor earlier than sixty (60) days prior to the date fixed for redemption, a notice specifying the time and place of redemption shall be given by mail to the holders of record of Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock books of the Corporation, but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to the holder to which the Corporation has failed to mail such notice or except as to the holder as to which notice was defective. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the holder receives the notice. At any time after notice of redemption has been given in the manner prescribed above, the Corporation may (but shall not be required to) deposit the aggregate redemption price in trust. with a bank or trust company (in good standing, organized under the laws of the United States of

America or of the State of New York, doing business in the Borough of Manhattan, City of New York, State of New York, and having capital, surplus and undivided profits aggregating at least $10,000,000) named in such notice, for payment on the date fixed for redemption to the holders of the shares so to be redeemed, upon surrender (and endorsement, if required by the Board of Directors) of the certificates for such shares. Upon such redemption date (unless the Corporation shall default in payment or deposit of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to such shares and shall have no interest in, or claim against, the Corporation, including no right to exercise privileges upon liquidation, and shall have no rights with respect to such shares except the right to receive the monies payable upon such redemption from such bank or trust company, or from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Board of Directors) of such certificates; and the shares represented thereby shall no longer be deemed to be outstanding. If the holder of any of the shares so redeemed shall not, within six (6) years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay over to the Corporation or to its successor such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder. The Corporation may retain such unclaimed amount as part of its general funds, free of any claim of those previously entitled thereto.

                           (e)      No Sinking Fund. No sinking fund or other
fund shall be established for the purchase or redemption of Series A Preferred Stock.

                           (f)      Priority Upon Liquidation Dissolution or
Winding Up. The Series A Preferred Stock shall be preferred over the Series B Redeemable Convertible Preferred Stock and the Common Stock as to the net assets of the Corporation in the event of any dissolution, liquidation or winding up of the affairs of the Corporation, either voluntary or involuntary. In such event, the holders of Series A Preferred Stock shall be entitled, after payment or provision for payment of the debts or other liabilities of the Corporation, to receive out of the net assets of the Corporation the fixed amount of One Thousand Dollars ($1,000) per share of Series A Preferred Stock, before any distribution shall be made to the holders of the Series B Redeemable Convertible Preferred Stock or the Common Stock. Neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or any part of its assets, shall be deemed to be a dissolution, liquidation or winding up of the affairs of the Corporation within the meaning of this subparagraph FOURTH.B.4(f).

                           (g)      Limitations. So long as any shares of Series
A Preferred Stock shall be outstanding, the Corporation shall not, by an amendment of this Certificate of Incorporation or by merger or consolidation or in any manner, without the affirmative vote at a duly authorized meeting or the written consent of the holders of at least two-thirds of the aggregate number of shares of Series A Preferred Stock at the time outstanding, voting or consenting, as the case may be, together as a single class:

                           (i) authorize, or increase the number of authorized shares of, any series of Preferred Stock, other than the Series B Redeemable Convertible Preferred Stock, ranking, either as to payment of dividends or distribution of assets, prior to the Series A Preferred Stock; or

                           (ii) change the preferences or limitations, special rights or powers with respect to the Series A Preferred Stock in any respect adverse to the holders thereof.

                  5. Convertible Preferred Stock. One Million (1,000,000) shares of Series B Redeemable Convertible Preferred Stock, par value $0.01 per share, shall be issuable (the "Convertible Preferred Stock"). All shares of Convertible Preferred Stock shall be of equal rank and shall be identical.

                           (a)      Dividends. The per annum dividend rate on
outstanding shares of Convertible Preferred Stock shall be 8% of the fixed amount per share (excluding dividends) thereof as set forth in subparagraph FOURTH.B.5(c) below. Dividends on shares of Convertible Preferred Stock shall be deemed to accrue from and after the date of the issuance of such shares, whether or not earned or declared and whether or not there be funds legally available therefor, subject to the provisions of subparagraph FOURTH.B.5(b) below. Accrued dividends on any shares of Convertible Preferred Stock shall not be payable unless all declared but unpaid dividends on shares of Series A Preferred Stock shall have been paid in full through such date of payment and shall only be payable upon (i) the dissolution, liquidation or winding up of the affairs of the Corporation, either voluntary or involuntary, (ii) the conversion of such shares of Convertible Preferred Stock into shares of Class A Common Stock, (iii) the redemption of such shares of Convertible Preferred Stock, whether at the option of the Corporation or the holder of such shares, or (iv) the sale of substantially all of the assets of the Corporation or the merger of the Corporation with another Corporation where the Corporation is not the surviving Corporation or where the Corporation's stockholders immediately prior to the merger do not own a majority of the outstanding voting stock of the surviving corporation immediately following the merger. In the event that (x) any dividends are paid by the Corporation to any holder of Convertible Preferred Stock pursuant to clause (ii) of the preceding sentence and (y) a Qualified Distribution or Qualified Sale (each as hereinafter defined) occurs within six
(6) months after the applicable Conversion Date (as hereinafter defined), upon the occurrence of the Qualified Distribution or Qualified Sale, such holder shall refund to the Corporation a portion of such dividends equal to the amount, if any, by which such dividends exceed the amount to which dividends have been reduced pursuant to subparagraph FOURTH.B.5(b) below in respect of such Qualified Distribution or Qualified Sale.

                  If the funds legally available for the payment of such dividends are insufficient to pay in full the dividends payable on all outstanding shares of Convertible Preferred Stock, the total available funds shall be paid in partial dividends to the holders of the outstanding shares of Convertible Preferred Stock ratably in proportion to the fully accrued dividends to which they are entitled. Each issued and outstanding share of Convertible Preferred Stock shall entitle the holder of record thereof to receive an equal proportion of said dividends.

                  No dividend or distribution in cash or other property (other than a stock dividend payable solely in shares of Common Stock) on any class of stock of the Corporation shall be declared or paid or set apart for payment unless such preferred dividends on the Convertible Preferred Stock shall have been either declared and set apart, or paid in full. Any reference to "distributions" in this subparagraph FOURTH.B.5(a) shall not be deemed to include any distribution made in respect of liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

                           (b)      Reduction of Accrued Dividends upon
Occurrence of Liquidity Event. Upon the occurrence of any of the following events (unless there shall have occurred a prior Qualified Distribution or Qualified Sale) (a "Liquidity Event"):

                                    (i)      a Public Distribution wherein (A)
the aggregate net sale price to the Corporation for the number of shares of Class A Voting Common Stock into which each share of Convertible Preferred Stock is convertible pursuant hereto on the Public Distribution Effective Date exceeds the Target Price (as defined below), and (B) the product of the net sale price to the Company per share of Class A Voting Common Stock times the aggregate number of shares of Class A Voting Common Stock outstanding after the consummation of the subject Public Distribution (on an as-converted, fully diluted basis, assuming the conversion and/or exercise of convertible securities and/or options with an exercise or conversion price less than such net sale price per share), exceeds $36 million (a "Qualified Distribution");

                                    (ii)     the consolidation of the
Corporation with or the merger of the Corporation with or into any other person, firm or corporation as a result of which the Corporation is not the surviving entity and the Corporation's stockholders own less than 50% of the voting equity of the surviving entity, or the sale of 50% or more of the then outstanding voting common shares of the Corporation (on a fully-diluted, as converted basis, assuming the conversion and/or exercise of convertible securities and/or options with an exercise or conversion price less than such net sale price per share) to a purchaser not prior to such sale a shareholder of the Corporation, wherein the aggregate purchase price (or the value, as determined by the Board of Directors, of the consideration under such merger or consolidation) for the number of shares of Class A Common Stock into which each share of Convertible Preferred Stock is convertible pursuant hereto on the consummation date of such transaction exceeds the Target Price (a "Qualified Sale"); or

                                    (iii)    the exercise by any holder of Class
A Common Stock received upon conversion of Convertible Preferred Stock of a right to require the Corporation to repurchase the shares of Class A Common Stock into which such shares of Convertible Preferred Stock were converted (such shares of Convertible Preferred Stock so converted and with respect to which the holder has exercised the right to require the Corporation to repurchase the underlying shares of Class A Common Stock being hereinafter referred to as "Put Convertible Preferred Stock"), wherein the aggregate repurchase price for the number of shares of Class A Common Stock into which each share of Convertible Preferred Stock is convertible pursuant hereto on the consummation date of such transaction exceeds the Target Price (a "Qualified Put");

then the theretofore accrued dividends on each share of Convertible Preferred Stock (or in the case of clause (iii) of this subparagraph FOURTH.B.5(b), each share of Put Convertible Preferred Stock) shall be reduced to an amount equal to the excess, if any, of (x) the sum of the Target Price plus any accrued but unpaid dividends on each share of Convertible Preferred Stock (or in the case of clause (iii) of this subparagraph FOURTH.B.5(b), each share of Put

Convertible Preferred Stock) through the Public Distribution Effective Date or the applicable Qualified Sale or Qualified Put consummation date, as the case may be, over (y) the net sale price to the Corporation (under the subject Qualified Distribution) or the purchase or repurchase price or value of consideration (under the subject Qualified Sale or Qualified Put), as the case may be, for the number of shares of Class A Common Stock into which each share of Convertible Preferred Stock is convertible on the Public Distribution Effective Date or the applicable Qualified Sale or Qualified Put consummation date, as the case may be, pursuant hereto (or, if dividends shall have been paid upon the conversion of Put Convertible Preferred Stock, the amount of the reduction calculated above shall be repaid to the Corporation). Upon the occurrence of a Liquidity Event, if the amount in clause (x) of the immediately preceding sentence is less than the amount in clause (y) of the immediately preceding sentence, then the theretofore accrued dividends on each share of Convertible Preferred Stock (or in the case of clause (iii) of this subparagraph FOURTH.B.5(b), each share of Put Convertible Preferred Stock) shall be reduced to zero (or, if dividends shall have been paid upon the conversion of Put Convertible Preferred Stock, the entire amount of such dividends shall be repaid to the Corporation). After the date of any such Qualified Distribution or Qualified Sale, dividends shall no longer accrue or be cumulative on any shares of Convertible Preferred Stock. The Target Price shall equal $28.

                           (c)      Priority Upon Liquidation, Dissolution or
Winding Up. The Convertible Preferred-Stock shall be preferred over the Common Stock as to the net assets of the Corporation in the event of any dissolution, liquidation or winding up of the affairs of the Corporation, either voluntary or involuntary. In such event, the holders of Convertible Preferred Stock shall be entitled, after payment or provision for payment of the debts or other liabilities of the Corporation, and after payment or provision for payment to the holders of Series A Preferred Stock of the amount provided for in subparagraph FOURTH.B.4(f) above and all declared but unpaid dividends, if any, on shares of Series A Preferred Stock, to receive out of the net assets of the Corporation the fixed amount of $15.28 per share of Convertible Preferred Stock, together with an amount equal to all accrued but unpaid dividends (as adjusted, if applicable, for the occurrence of a Liquidity Event as set forth in subparagraph FOURTH.B.5(b) above) on such shares to the date of such payment (the "Convertible Preferred Liquidation Amount"), before any distribution shall be made to the holders of the Common Stock. Assets remaining after distribution to the holders of Preferred Stock, if any, shall be distributed to the holders of record of the issued and outstanding shares of Common Stock pursuant to the terms thereof. If, upon any dissolution, liquidation or winding up of the affairs of the Corporation within the meaning of this subparagraph (c), the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Convertible Preferred Stock shall be insufficient to pay in full the respective preferential amounts to holders of record of shares of Convertible Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective liquidation amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this subparagraph (c), neither the merger or consolidation of the Corporation, nor the sale, lease or conveyance of all or any part of its assets, shall be deemed to be a dissolution, liquidation or winding up of the affairs of the Corporation.

                           (d)      Voting.

                                    (i)      General.  In addition to the
special voting rights provided below and by applicable law, the holders of shares of Convertible Preferred Stock shall be entitled to vote upon all matters upon which holders of Class A Common Stock have the right to vote, and shall be entitled to the number of votes equal to the largest number of full shares of Class A Common Stock into which such shares of Convertible Preferred Stock could be converted pursuant to the provisions of subparagraph FOURTH.B.5(e) below, at the record date for the determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of capital stock having general voting powers and not separately as a class. In all cases where the holders of shares of Convertible Preferred Stock have the right to vote separately as a class, such holders shall be entitled to one vote for each such share held by them respectively.

                                    (ii)     Special Class Vote. So long as any
shares of Convertible Preferred Stock shall be outstanding, the Corporation shall not by an amendment of this Certificate of Incorporation or by merger or consolidation or in any manner, without the affirmative vote at a duly authorized meeting of the holders of at least two-thirds of the aggregate number, or the unanimous written consent of the holders, of shares of Convertible Preferred Stock at the time outstanding, voting or consenting, as the case may be, together as a single class:

                                             (A)     authorize, or increase the
number of authorized shares of, any series of Preferred Stock ranking, either as to payment of dividends or distribution of assets, prior to the Convertible Preferred Stock, or effect any reorganization, combination, split or reclassification of any series or class of stock; or

                                             (B)     change the preferences or
limitations, special rights or powers with respect to the Convertible Preferred Stock in any respect adverse to the holders thereof.

                           (e)      Conversion Rights. The Convertible
Preferred Stock shall be convertible into Class A Common Stock as follows:

                                    (i)      Conversion. Subject to and upon
compliance with the provisions of this subparagraph FOURTH.B.5(e), the holder of any shares of Convertible Preferred Stock shall have the right at such holder's option, at any time or from time to time, to convert any of such shares of Convertible Preferred Stock into fully paid and nonassessable shares of Class A Common Stock at the Conversion Price (as hereinafter defined) in effect on the Conversion Date (as hereinafter defined) upon the terms hereinafter set forth (an "Optional Conversion"). In addition to the foregoing, in the event of a Public Distribution wherein (A) the net sale price to the Corporation for the number of shares of Class A Voting Common Stock into which each share of Convertible Preferred Stock is convertible pursuant hereto on the Public Distribution Effective Date exceeds the sum of the Target Price plus all accrued but unpaid dividends on each share of Convertible Preferred Stock through the Public Distribution Effective Date, and (B) the product of the net sale price to the Corporation per share of Class A Voting Common Stock and the aggregate number of shares of Class A Voting Common Stock outstanding after the consummation of the subject Public Distribution (on an as-converted, fully-diluted basis, assuming the exercise and/or conversion of options and/or convertible securities with an exercise and/or conversion price less than such net sale price per share) exceeds $36 million, then each share of Convertible Preferred Stock shall automatically be converted into fully paid and nonassessable shares of Class A Common Stock at the Conversion Price in effect at such date (an "Automatic Conversion"). Upon the occurrence of an Optional Conversion or an Automatic Conversion, accrued dividends on any shares of Convertible Preferred Stock being converted shall be payable by the Corporation to the holders of such shares, subject to the provisions of subparagraph FOURTH.B.5(b) above.

                                    (ii)     Conversion Price. Each share of
Convertible Preferred Stock initially shall be convertible into one (1) share of Class A Common Stock, so that the Conversion Price at which shares of Class A Common Stock initially shall be issuable upon conversion of the shares of Convertible Preferred Stock shall be $15.28 per share. Thereafter, each share of Convertible Preferred Stock shall be convertible into the number of shares of Class A Common Stock as is determined by dividing (i) the fixed amount of $15.28 by (ii) the Conversion Price in effect on the Conversion Date. The Conversion Price shall be subject to adjustment as set forth in subparagraph FOURTH.B.5(e)(iv).

                                    (iii)    Mechanics of Conversion.

                                             (A)     Conversion of any share of
Convertible Preferred Stock shall be deemed to have been effected, on the date (the "Conversion Date"), (1) in the case of an Optional Conversion, when delivery of notice of an election to convert and certificates for shares of Convertible Preferred Stock being converted is made, and (2) in the case of an Automatic Conversion, as of the date of consummation of the subject Public Distribution, on and subject to the terms and conditions hereinafter set forth.

                                             (B)     In order to exercise its
Optional Conversion privilege set forth in this subparagraph FOURTH.B.5(e), the holder of any shares of Convertible Preferred Stock or such holder's duly authorized representative shall surrender the certificate or certificates representing such shares to the Corporation during normal business hours at its principal office on or before the Conversion Date and shall deliver concurrently therewith a written notice of the election of such holder to convert such shares (or a portion thereof) represented by the certificate or certificates so surrendered. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Class A Voting Common Stock, which shall be issuable upon such conversion, shall be issued. If so required by the Corporation, any certificate or certificates surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or such holder's duly authorized representative. Each conversion of shares of Convertible Preferred Stock pursuant to the conversion privilege set forth in this subparagraph FOURTH.B.5(e) shall be deemed to have been effected as of the Conversion Date, and the person or persons in whose name or names any certificate or certificates for shares of Class A Voting Common Stock shall be issuable upon such conversion shall be, for the purposes of receiving dividends and for all other corporate purposes whatsoever, deemed to have become the holder or holders of record of the shares of Class A Voting Common Stock represented thereby on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Convertible Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Convertible Preferred Stock representing the unconverted portion of the certificate so surrendered.

                                             (C)     Notice of an Automatic
Conversion shall be given by mail to each registered holder of Convertible Preferred Stock at the address of such holder as it appears on the stock transfer books of the Corporation, which such notice shall state that all outstanding shares of the Convertible Preferred Stock are to be converted by the Corporation and shall state the anticipated Conversion Date. All conversions of shares of Convertible Preferred Stock pursuant to this provision shall be deemed to have been effected as of the Conversion Date, and the person or persons in whose name or names any certificate or certificates for shares of Class A Voting Common Stock shall be issuable upon such conversion shall be, for the purposes of receiving dividends and for all other corporate purposes whatsoever, deemed to have become the holder or holders of record of the shares of Class A Voting Common Stock represented thereby on the Conversion Date.

                                             (D)     As promptly as practicable
after the presentation and surrender for conversion, as herein provided, of any certificate for shares of Convertible Preferred Stock, the Corporation shall issue and deliver at its principal office, to or upon the written order of the holder thereof or such holder's duly authorized representative, certificates for the number of shares of Class A Voting Common Stock issuable upon any such conversion. The issuance of certificates for shares of Class A Voting Common Stock issuable upon the conversion of the Convertible Preferred Stock shall be made without any charge to the converting holder of such stock for any tax imposed on the Corporation in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the registered holder of the shares being converted, and the Corporation shall not be required to issue and deliver any such certificate unless and until the person requesting the issuance thereof in such other name shall have paid the Corporation the amount of such tax or shall have established to the Corporation's satisfaction that such tax has been paid.

                                             (E)     All shares of Convertible
Preferred Stock converted into shares of Class A Voting Common Stock as provided for herein shall be cancelled as of the date on which such conversion is deemed to have been effected hereunder.

                                             (F)     The Corporation shall
reserve and set aside an appropriate number of shares of Class A Voting Common Stock which shall be issued only upon the conversion of shares of Convertible Preferred Stock in accordance with the provisions hereof.

                                             (G)     No fractional shares of
Class A Common Stock or scrip shall be issued upon conversion of shares of Convertible Preferred Stock. If more than one share of Convertible Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Class A Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Convertible Preferred Stock so surrendered. Instead of any fractional shares of Class A Common Stock which would otherwise be issuable upon conversion of any shares of Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then Current Market Price.

                                    (iv)     Conversion Price Adjustments for
the Convertible Preferred Stock. The Conversion Price for the Convertible Preferred Stock shall be subject to adjustment from time to time as follows:

                                             (A)     Stock Dividends.  If the
number of shares of Class A Common Stock outstanding at any time after the date of issuance of the Convertible Preferred Stock is increased by a stock dividend payable in shares of Class A Common Stock or securities convertible into, exchangeable or exercisable for, shares of Class A Common Stock, other than Treasury Stock, or by a subdivision or split-up of shares of Class A Common Stock, then immediately after the record date fixed for the determination of holders of Class A Common Stock entitled to receive such stock dividend or the effective date of such subdivision or split-up, as the case may be, the Conversion Price shall be appropriately reduced so that the holder of any shares of Convertible Preferred Stock thereafter converted shall be entitled to receive the number of shares of Class A Common Stock of the Corporation which such holder would have owned immediately following such action had such shares of Convertible Preferred Stock been converted immediately prior thereto, provided, however, that if such dividend or distribution is not fully made, the Conversion Price shall be recomputed to reflect that such dividend was not fully paid or that such distribution was not fully made.

                                             (B)     Combination of Stock.  If
the number of shares of Class A Common Stock outstanding at any time after the date of issuance of the Convertible Preferred Stock is decreased by a combination of the outstanding shares of Class A Common Stock, then, immediately after the effective date of such combination, the Conversion Price shall be appropriately increased so that the holder of any shares of Convertible Preferred Stock thereafter converted shall be entitled to receive the number of shares of Class A Common Stock of the Corporation which he would have owned immediately following such action had such shares of Convertible Preferred Stock been converted immediately prior thereto.

                                             (C)     Reorganizations, etc.  In
case of any capital reorganization of the Corporation or of any reclassification of the Class A Common Stock, or in case of the consolidation of the Corporation with or the merger of the Corporation with or into any other person, firm or corporation or the sale, lease or other transfer of all or substantially all of the assets of the Corporation to any other person, firm or corporation, each then outstanding share of Convertible Preferred Stock shall, after such capital reorganization, reclassification, consolidation, merger, sale, lease or transfer, be convertible into the number of shares of stock or other securities or property (including cash) to which the Class A Common Stock issuable (at the time of such capital reorganization, reclassification, consolidation, merger, sale, lease or transfer) upon conversion of such share of Convertible Preferred Stock would have been entitled upon such capital reorganization, reclassification, consolidation, merger, sale, lease or transfer; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holders of the shares of Convertible Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property (including cash) thereafter deliverable on the conversion of the shares of

Convertible Preferred Stock. The subdivision or combination of shares of Common Stock issuable upon conversion of shares of Convertible Preferred Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock for the purposes of this clause (C).

                                             (D)     Issuance of Additional
Shares Below Conversion Price.

                                                     (1)   Reduction of
Conversion Price. If the Corporation shall issue, after the date of filing of this Certificate of Amendment (including an issuance coming within the terms of this paragraph that occurs prior to the issuance of the subject shares of Convertible Preferred Stock), any shares of Class A Common Stock, or securities convertible into or exchangeable or exercisable for, shares of Class A Common Stock, other than Excluded Securities (as defined below) without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to such issuance (which consideration shall be determined as set forth in subsections (2) and (3) of this subparagraph FOURTH.B.5(e)(iv)(D)), the Conversion Price in effect immediately prior to each such issuance (the "Existing Conversion Price") shall immediately be reduced to the quotient obtained by dividing:

                                                           (a)   an amount equal
to (I) the total number of shares of Class A Common Stock outstanding (on an as-converted, fully diluted basis) immediately prior to such issuance or sale multiplied by the Conversion Price in effect immediately prior to such issuance or sale, plus (II) the consideration, if any, received or deemed to be received by the Corporation upon such issuance or sale, by

                                                           (b)   the total
number of shares of Class A Common Stock outstanding (on an as-converted, fully diluted basis) immediately after such issuance or sale.

Notwithstanding the foregoing, if a distribution of assets, stock or other securities (other than stock of the Corporation) shall have been made to or for the benefit of the stockholders of the Corporation (for example, in connection with a distribution or "spin-off" of the shares of a subsidiary of the Corporation holding certain assets) prior to an issuance described in this subparagraph FOURTH.B.5(e)(iv)(D)(1), the Conversion Price shall be reduced to the quotient obtained by dividing (x) the product of the Existing Conversion Price and the reduced Conversion Price obtained pursuant to clauses (a) and (b) above of this subparagraph FOURTH.B.5(e)(iv)(D)(1), by (y) such Existing Conversion Price reduced by the fair value per share (calculated on an as-converted basis) of such distribution as of the time of such distribution. Such fair value shall be determined in good faith by an Independent Expert (as defined below).

                                                     (2)   Issuance of Options
and/or Convertible Securities. In the case of the issuance of securities (other than Excluded Securities) convertible into and/or exchangeable or exercisable for, shares of Class A Common Stock, (x) the consideration received by the Corporation, for purposes of clause (a)(II) of subsection (1) of this subparagraph FOURTH.B.5(e)(iv)(D), shall equal the aggregate purchase price for such securities plus, in the case of options, the aggregate exercise price of all such options, and (y) the calculation of the total number of shares of Class A Common Stock outstanding immediately after such issuance of sale, for purposes of clause (b) of subsection (I) of this subparagraph FOURTH.B.5(e)(iv)(D), shall assume the exercise and/or conversion of such securities for the maximum number of shares of Class A Common Stock (including for shares of Class A Common Stock issuable upon the exercise of options for securities which are convertible into shares of Class A Common Stock and the conversion of such shares); provided, that no further adjustments in the Conversion Price shall be made upon the subsequent issue of securities convertible into shares of Class A Common Stock upon the exercise of any options or the issue of Class A Common Stock upon the conversion or exchange of such convertible securities. Upon the expiration or cancellation of any such securities convertible into and/or exchangeable or exercisable for, shares of Class A Common Stock, for which an adjustment to the Conversion Price was made pursuant to this clause (2) upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been in effect had such securities not been issued. If there shall be a change in the exercise and/or conversion price of any such securities convertible into and/or exchangeable or exercisable for, shares of Class A Common Stock, for which an adjustment to the Conversion Price was made pursuant to this clause (2), the Conversion Price shall be recalculated to give effect to such change.

                                                     (3)   Cash and Property
Consideration. For purposes of this subparagraph FOURTH.B.5(e)(iv)(D), the consideration received by the Corporation for the issue of any shares of Class A Common Stock and/or any securities convertible into, and/or exercisable or exchangeable for, shares of Class A Common Stock, shall be computed as follows:

                                                           (a)   insofar as it
consists of cash, it shall be the aggregate amount of cash received by the Corporation; and

                                                           (b)   insofar as it
consists of property other than cash, it shall be computed at the fair value thereof at the time of the issue as determined in good faith by an Independent Expert, irrespective of any accounting treatment.

An Independent Expert shall refer to any one of the following persons or entities, as shall be selected by the Board of Directors of the Corporation, provided that any such person or entity shall be independent of the Corporation:
(a) Goldman, Sachs & Co., (b) Morgan, Stanley & Co. Incorporated, (c) Lazard Freres & Co., (d) Citibank, N.A., (e) Merrill Lynch, Pierce, Fenner & Smith Incorporated, or (f) any successor thereof or other third party as shall be determined by the Corporation as being qualified by training and experience in appraising the value of the assets at issue.

                                                     (4)   Excluded Securities.
"Excluded Securities" shall mean (a) shares of Class A Common Stock issued by the Corporation as a stock dividend payable in shares of Class A Common Stock,
(b) securities issued as a stock dividend payable in any class of stock of the Corporation, (c) securities the issuance of which are subject to the terms of subsections (A), (B) or (C) above of this subparagraph FOURTH.B.5(e)(iv), (d) securities issued by the Corporation to persons who are, or have agreed, orally or in writing, to be or become, employees or directors of or consultants to the Corporation or any affiliate thereof, or securities where the issuance thereof shall be pursuant to a plan or arrangement (whether or not "qualified" for tax purposes) approved by the Board of Directors of the Corporation, (e) securities issued pursuant to a registration statement under the Securities Act of 1933, as amended, (f) securities issued to Gerarda De Orleans-Borbon or Coranda S.A. or any affiliate thereof, (g) securities issued upon the exercise of any options and/or the conversion of any convertible securities, and (h) securities, including options or warrants, issued in connection with loans and other extensions of credit to the Corporation. For purposes of this clause (4), "affiliate" shall have the meaning set forth in Rule 405 of Regulation C under the Securities Act of 1933, as amended.

                                             (E)     Rounding of Calculations;
Minimum Adjustment. All calculations under this subparagraph FOURTH.B.5(e) shall be made to the nearest cent or to the nearest one hundredth (l/l00th) of a share, as the case may be. Any provision of this subparagraph FOURTH.B.5(e) to the contrary notwithstanding, no adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

                                             (F)     Timing of Issuance of
Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this subparagraph FOURTH.B.5(e) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (1) issuing to the holder of any share of Convertible Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Class A Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Class A Common Stock issuable upon such conversion before giving effect to such adjustment, and (2) paying to such holder any amount of cash in lieu of a fractional share of Class A Common Stock pursuant to clause (G) of subparagraph FOURTH.B.5(e)(iii); provided that the Corporation upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

                                    (v)      Current Market Price. The Current
Market Price at any date shall mean the price per share of Class A Common Stock on such date determined in good faith by the Board of Directors as provided below. The Current Market Price shall be the average of the daily closing prices per share of Class A Common Stock for 30 consecutive business days ending no more than 15 business days before the day in question (as adjusted for any stock split, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the highest bid and the lowest asked prices quoted on the National Association of Securities Dealers Automated Quotation System; provided that if the Class A Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, Current Market Price per share of Class A

Common Stock shall be deemed to be the fair value as reasonably determined by the Board of Directors, irrespective of any accounting treatment.

                                    (vi)     Statement Regarding Adjustments.
Whenever the Conversion Price shall be adjusted as provided in subparagraph FOURTH.B.5(e)(iv) above, the Corporation shall forthwith file, at the office of any transfer agent for the Convertible Preferred Stock and at the principal office of the Corporation, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Convertible Preferred Stock at its address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of subparagraph FOURTH.B.5(e)(vii) below.

                                    (vii)    Notice to Holders. In the event
that the Corporation shall propose to take any action of the type described in clause (A), (B) or (C) of subparagraph FOURTH.B.5(e)(iv), the Corporation shall give notice to each holder of shares of Convertible Preferred Stock in the manner set forth in subparagraph FOURTH.B.5(e)(vi), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Convertible Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                                    (viii)   Costs. The Corporation shall pay
all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Class A Common Stock of the Corporation upon conversion of any shares of Convertible Preferred Stock; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the share of Convertible Preferred Stock in respect of which such shares are being issued and no such issuance or delivery shall be made in such other name unless and until the person requesting such issuance shall have paid to the Corporation the amount of any such tax, or shall have established, to the satisfaction of the Corporation, that such tax has been paid.

                                    (ix)     Approvals. If any shares of Class A
Common Stock to be reserved for the purpose of conversion of shares of Convertible Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Class A Common Stock into which the shares of Convertible Preferred Stock are then convertible is listed on any national securities exchange, the

Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Class A Common Stock issuable upon conversion.

                                    (x)      Valid Issuance. All shares of Class
A Common Stock which may be issued upon conversion of the shares of Convertible Preferred Stock will upon issuance by the Corporation be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Corporation shall take no action which will cause a contrary result (including, without limitation, any action which would cause the Conversion Price to be less than the par value, if any, of the Class A Common Stock).

                           (f)      Redemption.

                                    (i)      The Corporation, at the option of
the Board of Directors, may redeem, out of funds legally available therefor, at any time after December 31, 2000, all or any part of the shares of Convertible Preferred Stock then outstanding, at a redemption price equal to the Convertible Preferred Liquidation Amount, subject to the prior payment or setting aside for payment in full to the holders of Series A Preferred Stock of the amount provided for in subparagraph FOURTH.B.4(f) above and all declared but unpaid dividends, if any, on shares of Series A Preferred Stock.

                                    (ii)     Not less than ninety (90) days
prior to the date fixed for any redemption of Convertible Preferred Stock (the "Redemption Date"), the Corporation shall provide each holder of Convertible Preferred Stock to be redeemed with written notice, at such holder's address as it appears on the stock transfer books of the Corporation, notifying such holder of the election of the Corporation to redeem such shares, specifying the Redemption Date and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the shares to be redeemed (such notice being herein referred to as a "Redemption Notice"). On or after the Redemption Date, each holder of Convertible Preferred Stock to be redeemed shall surrender to the Corporation such holder's certificate or certificates representing such shares to be redeemed, in the manner and at the place designated in the Redemption Notice, and thereupon the Corporation shall deliver or cause to be delivered to such holder a sum in cash equal to the Convertible Preferred Liquidation Amount for each share of Convertible Preferred Stock to be redeemed, together with, if the certificate or certificates presented and surrendered by such holder represent a greater number of shares than the number of shares to be redeemed from such holder, one or more new certificates registered in the name of such holder and representing the shares of Convertible Preferred Stock not redeemed. In the case of the redemption of part only of the issued and outstanding shares of Convertible Preferred Stock, the shares shall be redeemed from the holders thereof ratably in accordance with their ownership thereof.

                                    (iii)    Shares of Convertible Preferred
Stock redeemed pursuant to this subparagraph FOURTH.B.5(f) shall thereupon be deemed retired and cancelled and may not be reissued.

                                    (iv)     Shares of Preferred Stock which
have been issued and have been redeemed, repurchased or reacquired in any manner by the Corporation shall be retired and shall not be reissued.

                  6.       General Provisions.

                           (a)      The term "person" as used herein means any
corporation, partnership, trust, organization, association, other entity or individual.

                           (b)      The term "outstanding", when used with
reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

                           (c)      All accounting terms used herein and not
expressly defined herein shall have the meanings given to them in accordance with generally accepted accounting principles.

                           (d)      The headings of the paragraphs,
subparagraphs, clauses and subclauses of this Article are for convenience of reference only and shall not define, limit or affect any of the provisions hereof."

                  FOURTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by the unanimous written consent of the Board of Directors of the Corporation and by the unanimous written consent of the holders of all of the outstanding shares of capital stock of the Corporation.

          IN WITNESS WHEREOF, we have subscribed this document as of March 7, 1995 and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

                                             TOWN SPORTS INTERNATIONAL, INC.

                                             By:    /s/ R.G. Pyle
                                                    ----------------------------
                                             Name:  R.G. Pyle
                                             Title: Senior Vice President

                                             By:    /s/ Alex Alimanestianu
                                                    ----------------------------
                                             Name:  Alex Alimanestianu
                                             Title: Secretary

                              CERTIFICATE OF MERGER
                                       OF
                              TSI MERGER SUB, INC.
                                       AND
                         TOWN SPORTS INTERNATIONAL, INC.
                                      INTO
                         TOWN SPORTS INTERNATIONAL, INC.
               (Under Section 904 of the Business Corporation Law)

                  It is hereby certified upon behalf of each of the constituent corporations herein named, as follows:

                  FIRST: The Board of Directors of each of the constituent corporations has duly adopted an Agreement and Plan of Merger (the "Plan of Merger") setting forth the terms and conditions of the merger of said corporations.

                  SECOND: The name of the constituent corporation which is to be the surviving corporation, and which is hereinafter sometimes referred to as the "Surviving Corporation" is Town Sports International, Inc. The name under which it was formed is St. John Squash Racquets, Inc. The date upon which its Certificate of Incorporation was filed by the Department of State is June 5, 1973.

                  THIRD: The name of the other constituent corporation which is being merged into the Surviving Corporation, and which is hereinafter sometimes referred to as the "Merged Corporation" is TSI Merger Sub, Inc. The date upon which its Certificate of Incorporation was filed by the Department of State is October 30, 1996.

                  FOURTH: As to each constituent corporation, the Plan of Merger sets forth the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote on the Plan of Merger, and the specification of each class and series entitled to vote as a class on the Plan of Merger, as follows:

                         TOWN SPORTS INTERNATIONAL, INC.

Designation of each        Number of               Designation of class        Classes and series
outstanding class and      outstanding shares of   and series entitled to      entitled to vote as a
series of shares           each class              vote                        class
---------------------      ---------------------   ----------------------      ----------------------
Class A Common                    706,306          Class A Common              Series B Preferred
Class B Common                    140,651          Series B Preferred
Series A Preferred                    496
Series B Preferred                389,584

                              TSI MERGER SUB, INC.

Designation of each        Number of               Designation of class        Classes and series
outstanding class and      outstanding shares of   and series entitled to      entitled to vote as a
series of shares           each class              vote                        class
---------------------      ---------------------   ----------------------      ----------------------
Class A Common                        3            Class A Common              None

         FIFTH: The merger herein certified was authorized in respect of the Surviving Corporation by the written consent of the holders of two-thirds of the outstanding shares of the Surviving Corporation entitled to vote on the Plan of Merger.

         SIXTH: The merger herein certified was authorized in respect of the Merging Corporation by the written consent of the holders of all of the outstanding shares of the Merging Corporation entitled to vote on the Plan of Merger.

         SEVENTH : That immediately following the effective time of the merger the Certificate of Incorporation of the Surviving Corporation (the "Certificate of Incorporation") is hereby amended by deleting Article IV and substituting the following in lieu thereof:

                                   ARTICLE IV
                            AUTHORIZED CAPITAL STOCK

                              I. AUTHORIZED SHARES

                  The total number of shares of capital stock which the Corporation has authority to issue is 2,050,000 shares, consisting of:

                  (1) 1,150,000 shares of Class A Common Stock, par value $.001 per share (the "Class A Common");

                  (2) 500,000 shares of Class B Common Stock, par value $.001 per share (the "Class B Common");

                  (3) 200,000 shares of Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock").

                  (4) 200,000 shares of Series B Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock").

                  The Class A Common and the Class B Common are hereafter collectively referred to as the "Common Stock." The Series A Preferred Stock and the Series B Preferred Stock are hereafter collectively referred to as the "Preferred Stock."

                  In addition to any other consent or approval which may be required pursuant to this Certificate of Incorporation, no amendment or waiver of any provision of this Section I shall be effective without the prior approval of the holders of a majority of the then outstanding Common Stock voting as a single class. For purposes of votes on amendments and waivers to this Section I, each share of Common Stock shall be entitled to one vote.

                               II. PREFERRED STOCK

                  Except as otherwise provided in this Section II or as otherwise required by applicable law, all shares of Preferred Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

         1.       Dividends.

                  1A.      General Obligation. When and as declared by the
Corporation's board of directors and to the extent permitted under the Business Corporation Law of New York, the Corporation will pay preferential dividends to the holders of the Preferred Stock as provided in this Section 1. Except as otherwise provided herein, dividends on each share of the Series A Preferred Stock will accrue at a rate of 14% per annum and dividends on each share Series B Preferred Stock will accrue at a rate of 14% per annum (each share of Series A Preferred Stock and Series B Preferred Stock being a "Share") of the Liquidation Value of such Share from and including the date of issuance of such Share to and including the date on which the Liquidation

Value (plus all accrued and unpaid dividends thereon) of such Share is paid in full. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

                  1B.      Dividend Reference Dates. To the extent that all
accrued dividends are not paid on each January 1 and July 1 of each year beginning January 1, 1997 (the "Dividend Reference Dates"), all dividends which have accrued on each Share outstanding during the six-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date will be accumulated and added to the Liquidation Value of such Share.

                  1C.      Distribution of Partial Dividend Payments. If at any
time the Corporation elects to pay dividends in cash and pays less than the total amount of dividends then accrued with respect to the Preferred Stock, such payment will be distributed ratably among the holders of the Preferred Stock based upon the aggregate accrued but unpaid dividends on the Shares of such class held by each such holder.

         2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock and Series B Preferred Stock will be entitled on a pari passu basis to be paid, before any distribution or payment is made upon any of the Corporation's equity securities, an amount in cash equal to the aggregate Liquidation Value (plus all accrued and unpaid dividends thereon) of all such Shares outstanding, and the holders of Series A Preferred Stock and Series B Preferred Stock will not be entitled to any further payment. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 10 days prior to the payment date stated therein, to each record holder of Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

         3.       Redemptions.

                  3A.      Optional Redemptions. The Corporation may at any time
redeem all or any portion of Series A Preferred Stock and Series B Preferred then outstanding at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon); provided, that all optional redemptions pursuant to this Section 3A are made pro rata among the holders of Preferred Stock on the basis of the number of Shares held by each such holder.

                  3B.      Redemption Price. For each Share which is to be
redeemed the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in immediately available funds equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon). If the Corporation's funds which are legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of Shares ratably among the holders of the Shares to be redeemed based upon the aggregate Liquidation Value of such Shares (plus all accrued and unpaid dividends thereon) held by each such holder and other Shares not so redeemed shall remain issued and outstanding until redeemed in accordance with the terms thereof. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds will immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

                  3C.      Notice of Redemption. The Corporation will mail
written notice of each redemption of Preferred Stock to each record holder not more than 30 nor less than 10 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation will become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Shares.

                  3D.      Determination of the Number of Each Holder's Shares
to be Redeemed. Except as otherwise provided herein, the number of Shares of Preferred Stock to be redeemed from each holder thereof in redemptions hereunder will be the number of Shares determined by multiplying the total number of Shares to be redeemed times a fraction, the numerator of which will be the total number of Shares then held by such holder and the denominator of which will be the total number of Shares of Preferred Stock then outstanding.

                  3E.      Dividends After Redemption Date. No Share is entitled
to any dividends accruing after the date on which the Liquidation Value (plus all accrued and unpaid dividends thereon) of such Share is paid in full. On such date all rights of the holder of such Share will cease, and such Share will not be deemed to be outstanding.

                  3F.      Redeemed or Otherwise Acquired Shares. Any Shares
which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred.

                  3G.      Other Redemptions or Acquisitions. Neither the
Corporation nor any Subsidiary will redeem or otherwise acquire any Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of the Preferred Stock on the basis of the number of Shares of Preferred Stock owned by each such holder.

                  3H.      Special Redemptions. If a Change in Control has
occurred then the Corporation shall give prompt written notice of such Change in Control, describing in reasonable detail the definitive terms and date of consummation thereof to each holder of Preferred Stock, but in any event such notice shall be given not more than 30 days nor less than ten days prior to the occurrence of such Change in Control. Each holder of Preferred Stock then outstanding may require the Corporation to redeem all or any portion of the Preferred Stock owned by such holder at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) by giving written notice to the Corporation of such election within 30 days of receipt of the Corporation's notice. Upon receipt by the Corporation of such written notice from any holder, subject to the provisions of any loan agreement, indenture or credit agreement evidencing indebtedness for borrowed money incurred by the Corporation, the Corporation shall be obligated to redeem the aggregate number of Shares specified therein within five days after receipt of such notice from such holder. The term "Change in Control" means (i) the sale of all or substantially all of the assets reflected on the Corporation's most recent consolidated balance sheet or capital stock of the Corporation, or (ii) the acquisition, through stock purchase, merger or otherwise, by a Person or group of Persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) unaffiliated with Bruckmann, Rosser, Sherrill & Co., L.P. (and its Permitted Transferees (as defined in the Shareholders Agreement)) and management employees of the Corporation immediately prior to giving effect such transaction, of capital stock of the Corporation representing, at any date of determination, (x) prior to the consummation of an initial public offering of the Common Stock registered under the Securities Act of 1933, as amended, 51% or more of the common equity interest in the Corporation's capital stock and (y) following the consummation of such an initial public offering of the Common Stock, 33% or more of the common equity interest in the Corporation's capital stock.

                  3I.      Priority of Preferred Stock. So long as any Preferred
Stock remains outstanding, neither the Corporation nor any Subsidiary shall declare or pay any cash dividends or make any cash distributions with respect to or redeem, purchase or otherwise acquire for cash, directly or indirectly, any Common Stock, if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay the full amount of dividends accrued on the Preferred Stock or the Corporation has failed to make any redemption of the Preferred Stock required hereunder; provided that the Corporation may purchase shares of Common Stock from employees of the Corporation and its Subsidiaries upon termination of employment.

                  4. Voting Rights. The Shares of Preferred Stock will not have any voting rights attaching to them, except as required by applicable law.

                  5. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Preferred Stock. Upon the surrender of any certificate representing Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Preferred Stock represented by the surrendered certificate.

                  6. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Preferred

Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  7.       Definitions.

                  "Liquidation Value" of any Share of (i) Series A Preferred Stock as of any particular date will be an amount equal to $100.00 per Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above and (ii) any Share of Series B Preferred Stock as of any particular date will be an amount equal to $35.00 per Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Redemption Date" as to any Share means the date specified in the notice of any redemption at the Corporation's option or the applicable date specified herein in the case of any other redemption; provided, that no such date will be a Redemption Date unless the applicable Liquidation Value (plus all accrued and unpaid dividends thereon) is actually paid, or set aside for payment in full on such date, and if not so paid or set aside for payment in full, the Redemption Date will be the date on which such Liquidation Value (plus all accrued and unpaid dividends thereon) is fully paid.

                  "Shareholders Agreement" means the Shareholders Agreement, dated as of December 10, 1996, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                  "Subsidiary" means with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled directly or indirectly, by any person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

                  8. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of Section II without the prior written consent of the holders of at least fifty percent (50%) of the Shares outstanding at the time such action is taken; provided, that no such amendment, modification or waiver which adversely and prejudicially affects the Series B Preferred shall be effective without the prior written consent of the holders of at least fifty (50%) of the Shares of Series B Preferred outstanding at the time such action is taken.

                  9. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                III. COMMON STOCK

                  Except as otherwise provided in this Section III or as otherwise required by applicable law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

                  1.       Voting Rights. Except as otherwise provided in this
Section III or as otherwise required by applicable law:

                  (i) the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Stockholders of the Corporation; and

                  (ii) the holders of Class B Common will not have any voting rights.

                  2. Dividends. As and when dividends are declared or paid thereon, whether in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to participate in such dividends ratably on a per share basis; provided, that (i) if dividends are declared which are payable in shares of Common Stock, dividends shall be declared which are payable at the same rate on all classes of Common Stock and dividends payable in shares of Class A Common shall be payable to holders of Class A Common, and dividends payable in shares of Class B Common shall be payable to holders of Class B Common.

                  3. Liquidation. Subject to the provisions of the Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

                  4.       Conversion of Common Stock.

                  4A.      Right to Convert. Subject to Section 4B below, the
holder or holders of a majority of the outstanding shares of Class B Common shall be entitled at any time to convert all or any portion of the shares of Class B Common into the same number of shares of Class A

Common. Any such conversion of Class B Common into Class A Common will be effected among the holders of the Class B Common on a pro rata basis based upon the number of shares of Class B Common then outstanding.

                  4B.      Surrender of Certificates. Each conversion of shares
of Class B Common into shares of Class A Common shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of shares of such Class B Common stating that such holder desires to convert the shares, or a stated number of the shares, of such Class B Common represented by such certificate or certificates into shares of Class A Common. Each conversion of Class B Common shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common as such holder shall cease, and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

                  4C.      Issuance of Certificates. Promptly after the
surrender of certificates of Class B Common and the receipt of written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common issuable upon such conversion.

                  4D.      No Charge. The issuance of certificates for Class A
Common upon conversion of Class B Common will be made without charge to the holders of such shares of any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

                  4E.      Reserve Shares. The Corporation shall at all times
reserve and keep available out of its authorized but unissued shares of Class A Common, solely for the purpose of issuance upon the conversion of the Class B Common, such number of shares of Class A Common issuable upon conversion of all outstanding shares of Class B Common. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance).

                  4F.      Closing Books. The Corporation shall not close its
books against the transfer of shares of Common Stock in any manner which would interfere with the timely conversion of any shares of Common Stock.

                  5. Stock Splits. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of each other class of Common Stock shall be proportionately subdivided or combined in a similar manner.

                  6. Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate and the Corporation shall forthwith cancel such surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

                  7. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (provided that an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                  8. Notices. All notices referred to herein shall be in writing, and shall be delivered by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when so mailed (i) to the Corporation at its principal executive offices and (ii) to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

                  9. Action by Written Consent. Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the shareholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than a majority of the shares entitled to vote, or, if greater, not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  10. Amendment and Waiver. No amendment or waiver of any provision of this Section III shall be effective without the prior consent of the holders of a majority of the then outstanding shares of Common Stock voting as a single class. For purposes of votes on amendments and waivers to this
Section III, each share of Common Stock shall be entitled to one vote. No amendment directly to any terms or provisions of any class of Common Stock that adversely affects such class of Common Stock vis-a-vis any other class of Common Stock shall be effective without the prior consent of the holders of a majority of the then outstanding shares of such class of Common Stock (it being understood that the issuance of preferred stock shall not be deemed to adversely affect the Common Stock).

                                     * * * *

                  IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury , that the statements contained therein have been examined by us and are true and correct.

Dated: December 10, 1996

                                     TOWN SPORTS INTERNATIONAL, INC.

                                     By: /s/ Richard Pyle
                                         ---------------------------------------
                                         Richard Pyle, Executive Vice President

                                     By: /s/ Alex Alimanestianu
                                         ---------------------------------------
                                         Alex Alimanestianu, Secretary

                                     TSI MERGER SUB, INC.

                                     By:/s/ Stephen Edwards
                                        ----------------------------------------
                                        Stephen Edwards, President

                                     By:/s/ Rice Edmonds
                                        ----------------------------------------
                                        Rice Edmonds, Secretary

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         TOWN SPORTS INTERNATIONAL, INC.
               (Under Section 805 of the Business Corporation Law)

                  The undersigned, for the purpose of amending the Certificate of Incorporation pursuant to Section 805 of the Business Corporation Law of the State of New York (the "Business Corporation Law"), hereby certifies:

                  FIRST: The name of the corporation is Town Sports International, Inc. (the "Corporation"). The Corporation was originally incorporated under the name St John Squash Racquets, Inc.

                  SECOND: The Certificate of Incorporation of the Corporation was filed on June 5, 1973 by the Department of State.

                  THIRD: The Certificate of Incorporation is hereby amended to increase the number of authorized shares of Class A Common Stock, $.001 par value per share from 1,150,000 shares of Class A Common Stock, $.001 par value per share to 2,500,000 shares of Class A Common Stock, $.001 par value per share.

                  FOURTH: The Certificate of Incorporation is hereby amended to create a new series of stock to be designated as Senior Preferred Stock, $1.00 par value per share of which 100,000 shares will be authorized for issuance.

                  FIFTH: In order to effectuate the foregoing amendment, Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

                                   ARTICLE IV

                            AUTHORIZED CAPITAL STOCK

                                AUTHORIZED SHARES

                  The total number of shares of capital stock which the Corporation has authority to issue is 3,540,000 shares, consisting of:

                  (i) 2,500,000 shares of Class A Common Stock, par value $.001 per share (the "Class A Common");

                  (ii) 500,000 shares of Class B Common Stock, par value $.001 per share (the "Class B Common");

                  (iii) 100,000 shares of Senior Preferred Stock, par value $1.00 per share (the "Senior Preferred Stock");

                  (iv) 200,000 shares of Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"); and

                  (v) 200,000 shares of Series B Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock").

                  The Class A Common and the Class B Common are hereafter collectively referred to as the "Common Stock." The Series A Preferred Stock and the Series B Preferred Stock are hereafter collectively referred to as the "Junior Preferred Stock."

                  In addition to any other consent or approval which may be required pursuant to this Certificate of Incorporation, no amendment or waiver of any provision of this Section I shall be effective without the prior approval of the holders of a majority of the then outstanding Common Stock voting as a single class. For purposes of votes on amendments and waivers to this Section I, each share of Common Stock shall be entitled to one vote.

                            1. SENIOR PREFERRED STOCK

                  Except as otherwise provided in this Section II or as otherwise required by applicable law, all shares of Senior Preferred Stock (each such share, a "Senior Share") shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

                  A.       Dividends.

                           1.       General Obligation. When and as declared by
the Corporation's board of directors (the "Board") and to the extent permitted under the Business Corporation Law of New York, the Corporation will pay preferential dividends to the holders of the Senior Preferred Stock as provided in this Section 1. Except as otherwise provided herein, dividends on each share of Senior Preferred Stock will accrue at a rate of 12% per annum of the Liquidation Value of such Senior Share from and including the date of issuance of such share to and including the date on which the Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) of such Senior Share is paid in full. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Senior Share will be deemed to be its "date of issuance" regardless of the number of times transfer of such Senior Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Senior Share.

                           2.       Dividend Reference Dates. To the extent that
all accrued dividends are not paid on each May 31 and November 30 of each year beginning May 31, 1999

(the "Dividend Reference Dates"), all dividends which have accrued on each Senior Share outstanding during the six-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date will be accumulated and added to the Liquidation Value of such Senior Shares.

                           3.       Distribution of Partial Dividend Payments.
If at any time the Corporation elects to pay dividends in cash and pays less than the total amount of dividends then accrued and unpaid with respect to the Senior Preferred Stock, such payment will be distributed ratably among the holders of Senior Shares based upon the aggregate accrued but unpaid dividends on the Senior Shares held by each such holder, and any amounts of such dividends remaining thereafter shall, until paid to the holder thereof, remain accumulated dividends with respect to such Senior Share and shall remain part of the Liquidation Value thereof.

                           4.       Payment of Stock Dividends. In the sole
discretion of the Corporation, any dividends accruing on the Senior Shares may be paid, in lieu of cash dividends, by the issuance of additional Senior Shares (including fractional Senior Shares) having an aggregate Liquidation Value at the time of such payment equal to the amount of the dividend to be paid; provided, that if the Corporation pays less than the total amount of dividends then accrued on the Senior Preferred Stock in the form of additional Senior Shares, such payment in Senior Shares shall be made pro rata to the holders of Senior Shares based upon the aggregate accrued but unpaid dividends on the Senior Shares held by each such holder.

                  B. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, before any distribution or payment is made upon any Junior Securities, the holders of Senior Shares shall be entitled to be paid an amount in cash equal to the aggregate Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) of all such Senior Shares outstanding, and the holders of Senior Shares as such will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Senior Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed to the holders of Senior Preferred Stock shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accumulated, accrued and unpaid dividends) of the Senior Shares held by each such holder. Prior to the time of any liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Senior Preferred Stock. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 10 days prior to the payment date stated therein, to each record holder of Senior Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

                  C.       Redemptions.

                           1.       Scheduled Redemption. On the earlier of (x)
November 13, 2008 or (y) six months after the later to occur of (i) the consummation of a Conversion Event and (ii) the date on which the Corporation has fully repaid and fulfilled its obligations under the terms and conditions of that certain indenture dated as of October 16, 1997, by and between the

Corporation and the United States Trust Company of New York (the "Scheduled Redemption Date"), the Corporation will redeem all issued and outstanding Senior Shares, at a price per Senior Share equal to the Liquidation Value thereof (plus all accumulated, accrued and unpaid dividends thereon).

                           2.       Optional Redemptions. The Corporation may at
any time redeem all or any portion of the Senior Preferred Stock then outstanding at a price per Senior Share equal to the Liquidation Value thereof (plus all accumulated, accrued and unpaid dividends thereon); provided, that all partial optional redemptions of Senior Preferred Stock pursuant to this subparagraph 3B shall be made pro rata among the holders of such Senior Preferred Stock on the basis of the number of Senior Shares held by each such holder in the order and priority specified in Section 3C. Redemptions made pursuant to this Section 3B will not relieve the Corporation of its obligations to redeem outstanding Senior Shares on the Scheduled Redemption Date.

                           3.       Redemption Price. For each Senior Share
which is to be redeemed, the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Senior Share) an amount in immediately available funds equal to the Liquidation Value thereof (plus all accumulated, accrued and unpaid dividends thereon). If the Corporation's funds which are legally available for redemption of Senior Shares on any Redemption Date are insufficient to redeem the total number of Senior Shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of Senior Shares to be redeemed (if any) ratably among the holders of the Senior Shares to be redeemed based upon the aggregate Liquidation Value of such Senior Shares (plus all accumulated, accrued and unpaid dividends thereon) held by each such holder and other Senior Shares not so redeemed shall remain issued and outstanding until redeemed in accordance with the terms thereof. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Senior Shares, such funds will immediately be used to redeem the balance of the Senior Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed in the order and priority set forth above.

                           4.       Notice of Redemption. The Corporation will
mail written notice of each redemption of Senior Preferred Stock to each record holder of Senior Shares to be redeemed not more than 30 nor less than 10 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation will become obligated to redeem the total number of Senior Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Senior Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Senior Shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Senior Shares.

                           5.       Determination of the Number of Each Holder's
Senior Shares to be Redeemed. Except as otherwise provided herein, the number of Senior Shares to be redeemed from each holder thereof in redemptions hereunder will be the number of Senior Shares determined by multiplying the total number of Senior Shares to be redeemed times a fraction, the numerator of which will be the total number of Senior Shares then held by such holder and the denominator of which will be the total number of Senior Shares then outstanding.

                           6.       Dividends After Redemption Date. No Senior
Share is entitled to any dividends accruing after the date on which the Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) of such Senior Share is paid in full in immediately available funds. On such date all rights of the holder of such Senior Share will cease, and such Senior Share will not be deemed to be outstanding.

                           7.       Redeemed or Otherwise Acquired Senior
Shares. Any Senior Shares which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred.

                           8.       Other Redemptions or Acquisitions. Neither
the Corporation nor any Subsidiary will redeem or otherwise acquire any Senior Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of the Senior Preferred Stock on the basis of the number of Shares of Senior Preferred Stock owned by each such holder.

                           9.       Priority of Senior Preferred Stock. So long
as any Senior Preferred Stock remains outstanding, without the approval of the holders of a majority of the Senior Shares then outstanding, neither the Corporation nor any Subsidiary shall (i) declare or pay any dividends on any Junior Securities (other than dividends declared in connection with any stock splits, stock dividends, share combinations, share exchanges, or other recapitalizations in which such dividends are made in the form of Junior Securities), or (ii) repurchase or otherwise redeem any Junior Securities; provided, that the Corporation may purchase shares of Common Stock from employees of the Corporation and its Subsidiaries upon termination of employment.

                  D.       Conversion of Senior Preferred Stock.

                           1.       Optional Conversion. Subject to Section 4B
below, upon the consummation of an Initial Public Offering (the "Conversion Event"), each Senior Share shall, at the option of the holder of such Senior Share, be converted (and the rights of the holder of the Senior Shares shall cease) into a number of shares of the Corporation's Class A Common equal to the
(i) Liquidation Value of such Senior Share as of the date of such Conversion Event (plus all accumulated, accrued and unpaid dividends thereon) divided by
(ii) the price at which each share of Class A Common was sold in such Initial Public Offering. The Corporation shall give prompt written notice to each holder of Senior Shares if a Conversion Event has occurred, which notice shall describe in reasonable detail the Conversion Event that has occurred.

                           2.       Surrender of Certificates. Each conversion
of Senior Shares into shares of Class A Common shall be effected by the surrender of the certificate or certificates representing the Senior Shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Senior Shares stating that such holder desires to convert the Senior Shares, or a stated number of the Senior Shares, represented by such certificate or certificates into shares of Class A Common. Each conversion of Senior Shares shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been tendered, and at such time the rights of the holder of the converted Senior Shares as such holder shall cease, and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

                           3.       Issuance of Certificates. Within five
Business Days after the surrender of certificates of Senior Shares, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common issuable upon such conversion.

                           4.       No Charge. The issuance of certificates for
Class A Common upon conversion of the Senior Shares will be made without charge to the holders of such Senior Shares of any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

                           5.       Reserved Shares. Upon the Conversion Event,
the Corporation shall take all such actions as may be necessary to assure that all shares of Class A Common issuable pursuant to this Section 4 may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance), including, but not limited to, amending the Corporation's Articles of Incorporation to increase the number of authorized but unissued shares of Class A Common. All shares of Class A Common which are issuable pursuant to the terms and conditions of this Section 4 shall, when issued, be duly and validly issued, fully paid, and nonassessable and free from all taxes, liens and charges.

                           6.       Closing Books. The Corporation shall not
close its books against the transfer of Senior Shares in any manner which would interfere with the timely conversion of any Senior Shares.

                  E. Voting Rights. Except as otherwise provided herein and as otherwise required by law, the Senior Preferred Stock shall have no voting rights; provided, that each holder of Senior Preferred Stock shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at such meeting. With respect to any issue required to be voted on and approved by holders of Senior Preferred Stock, the holders of Senior Preferred Stock will vote as a single class.

                  F. Covenants. Notwithstanding anything to the contrary contained in this Article IV, the Corporation shall not take any of the following actions without the prior written consent received in accordance with
Section 10 hereof: (i) creating or issuing any class or series of equity security of the Corporation that is senior or pari passu in priority to the Senior Preferred Stock; provided, that the Corporation may issue additional shares of Senior Preferred Stock with an aggregate initial Liquidation Value of up to $25.0 million (the "Additional Senior Preferred Issuance"); (ii) redeeming or repurchasing any Junior Security; provided, that the foregoing clause (ii) shall not apply to redemptions or repurchases of any Junior Security from any employee of the Corporation upon the death, disability, retirement or other termination of such employee; (iii) increasing the number of authorized shares of Senior Preferred Stock; provided, that the foregoing clause (iii) shall not apply to the Additional Senior Preferred Issuance; (iv) declaring or paying any dividends on any Junior Securities (other than dividends declared in connection with any stock splits, stock dividends, share combinations, share exchanges, or other recapitalizations in which such dividends are made in the form of Junior Securities); and (v) entering into any transaction or series of transactions after the date hereof, whether or not in the ordinary course of business with any Affiliate or 5% Owner (or any Affiliate of such 5% Owner); provided, that the foregoing clause (v) shall not apply to (A) employment arrangements with any Executive or employees of the Corporation entered into in the ordinary course of business, (B) any transactions expressly permitted or contemplated by the Transaction Agreements, or (C) any transaction consented to by not less than 70% of the Shareholder Shares (as such term is defined in the Shareholders Agreement), excluding for purposes of this clause (C) Shareholder Shares held by such Affiliate or 5% Owner.

                  G. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Senior Preferred Stock. Upon the surrender of any certificate representing Senior Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Senior Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Senior Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Senior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Senior Preferred Stock represented by the surrendered certificate.

                  H. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Senior Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Senior Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Senior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  I. Definitions. The following definitions apply only to this Section II.

                           "Affiliate" shall mean, as to any Person, any other
Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                           "Amended Registration Rights Agreement" means the
Registration Rights Agreement, dated as of December 10, 1996, by and among the Corporation and its shareholders, as amended by the First Amendment to Registration Rights Agreement, dated as of November 13, 1998, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                           "Business Day" means any day, excluding Saturday,
Sunday, and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

                           "Conversion Event" has the meaning set forth in
Section 4A.

                           "5% Owner" means any Person who owns in excess of 5%
of the Common Stock on a fully diluted basis.

                           "Initial Public Offering" means the underwritten
initial public offering of Common Stock registered under the Securities Act.

                           "Junior Securities" means any of the Corporation's
equity securities, other than the Senior Preferred Stock, including, without limitation, the Junior Preferred Stock and the Common Stock.

                           "Liquidation Value" of any Senior Share as of any
particular date will be equal to the sum of $1,000.00 per Senior Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above.

                           "Person" means an individual, a partnership, a
corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                           "Redemption Date" as to any Senior Share means (x)
November 13, 2008 or (y) the date specified in the notice of any redemption at the Corporation's option or the applicable date specified herein in the case of any other redemption; provided, that no such date will be a Redemption Date unless the applicable Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) is actually paid, and if not so paid, the Redemption Date will be the date on which such Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) is fully paid.

                           "Securities Act" means the Securities Act of 1933, as
amended.

                           "Shareholders Agreement" means the Amended and
Restated Shareholders Agreement, dated as of November 13, 1998, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                           "Subsidiary" means, with respect to any Person, any
corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of Senior Shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or a general partner of such partnership, association or other business entity.

                           "Transaction Agreements" means (i) the Shareholders
Agreement, (ii) the Amended Registration Rights Agreement, (iii) the Senior Preferred Stock Purchase Agreement (as defined in the Shareholders Agreement),
(iv) the Investor Agreements (as defined in the Shareholders Agreement), (v) the Warrant Documents (as defined in the Shareholders Agreement), (vi) the Second Senior Preferred Stock Purchase Agreement (as defined in the Shareholder Agreement) (when and if executed and delivered by the parties thereto), (vii) the Executive Agreements (as defined in the Shareholders Agreement), (viii) the Common Option Agreements (as defined in the Shareholders Agreement), (ix) the Preferred Option Agreements (as defined in the Shareholders Agreement), and (x) the Professional Services Agreement, dated as of December 10, 1996, by and among the Corporation and an Affiliate of Bruckmann, Rosser, Sherrill & Co., L.P.

                  J.       Amendment and Waiver

                           No amendment, modification or waiver will be binding
or effective with respect to any provision of this Section II without the prior written consent of the holders of Senior Preferred Stock with a Liquidation Value representing more than fifty percent (50%) of the aggregate Liquidation Value of such Senior Preferred Stock then outstanding. Notwithstanding anything to the contrary contained herein, no amendment, modification or waiver of any provision of this Section II that adversely affects any holder of Senior Preferred Stock and is prejudicial to such holder relative to all other holders of Senior Preferred Stock shall be effective against such holder without such holder's consent.

                  K.       Notices

                           Except as otherwise expressly provided, all notices
referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                             JUNIOR PREFERRED STOCK

                           Except as otherwise provided in this Section III or
as otherwise required by applicable law, all shares of Junior Preferred Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

                  A.       Dividends.

                           1.       General Obligation. When and as declared by
the Corporation's board of directors and to the extent permitted under the Business Corporation Law of New York, the Corporation will pay preferential dividends to the holders of the Junior Preferred Stock as provided in this
Section 1. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock will accrue at a rate of 14% per annum and dividends on each share of Series B Preferred Stock will accrue at a rate of 14% per annum (each share of Series A Preferred Stock and Series B Preferred Stock being a "Share") of the Liquidation Value of such Share from and including the date of issuance of such Share to and including the date on which the Liquidation Value (plus all accrued and unpaid dividends thereon) of such Share is paid in full. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

                           2.       Junior Preferred Dividend Reference Dates.
To the extent that all accrued dividends are not paid on each January 1 and July 1 of each year beginning January 1, 1997 (the "Junior Preferred Dividend Reference Dates"), all dividends which have accrued on each Share outstanding during the six-month period (or other period in the case of the initial Junior Preferred Dividend Reference Date) ending upon each such Junior Preferred Dividend Reference Date will be accumulated and added to the Liquidation Value of such Share.

                           3.       Distribution of Partial Dividend Payments.
If at any time the Corporation elects to pay dividends in cash and pays less than the total amount of dividends then accrued with respect to the Junior Preferred Stock, such payment will be distributed ratably among the holders of the Junior Preferred Stock based upon the aggregate accrued but unpaid dividends on the Shares of such class held by each such holder.

                  B. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock and Series B Preferred Stock will be entitled on a pari passu basis to be paid, before any distribution or payment is made upon any of the Corporation's equity securities (except with respect to any distribution or payment made upon the Senior Preferred Stock), an amount in cash equal to the aggregate Liquidation Value (plus all accrued and unpaid dividends thereon) of all such Shares outstanding, and the holders of Series A Preferred Stock and Series B Preferred Stock will not be entitled to any further payment. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 10 days prior to the payment date stated therein, to each record holder of Junior

Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

                  C.       Redemptions.

                           1.       Optional Redemptions. Subject to the terms
and conditions of the Senior Preferred Stock, the Corporation may at any time redeem all or any portion of Series A Preferred Stock and Series B Preferred Stock then outstanding at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon); provided, that all optional redemptions pursuant to this Section 3A are made pro rata among the holders of Junior Preferred Stock on the basis of the number of Shares held by each such holder.

                           2.       Redemption Price. For each Share which is to
be redeemed the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in immediately available funds equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon). If the Corporation's funds which are legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of Shares ratably among the holders of the Shares to be redeemed based upon the aggregate Liquidation Value of such Shares (plus all accrued and unpaid dividends thereon) held by each such holder and other Shares not so redeemed shall remain issued and outstanding until redeemed in accordance with the terms thereof. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds will immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

                           3.       Notice of Redemption. The Corporation will
mail written notice of each redemption of Junior Preferred Stock to each record holder not more than 30 nor less than 10 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation will become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Shares.

                           4.       Determination of the Number of Each Holder's
Shares to be Redeemed. Except as otherwise provided herein, the number of Shares of Junior Preferred Stock to be redeemed from each holder thereof in redemptions hereunder will be the number of Shares determined by multiplying the total number of Shares to be redeemed times a fraction, the numerator of which will be the total number of Shares then held by such holder and the denominator of which will be the total number of Shares of Junior Preferred Stock then outstanding.

                           5.       Dividends After Redemption Date. No Share is
entitled to any dividends accruing after the date on which the Liquidation Value (plus all accrued and unpaid dividends thereon) of such Share is paid in full. On such date all rights of the holder of such Share will cease, and such Share will not be deemed to be outstanding.

                           6.       Redeemed or Otherwise Acquired Shares. Any
Shares which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred.

                           7.       Other Redemptions or Acquisitions. Subject
to the terms and conditions of the Senior Preferred Stock, neither the Corporation nor any Subsidiary will redeem or otherwise acquire any Junior Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of the Junior Preferred Stock on the basis of the number of Shares of Junior Preferred Stock owned by each such holder.

                           8.       Special Redemptions. If a Change in Control
has occurred then the Corporation shall give prompt written notice of such Change in Control, describing in reasonable detail the definitive terms and date of consummation thereof to each holder of Junior Preferred Stock, but in any event such notice shall be given not more than 30 days nor less than ten days prior to the occurrence of such Change in Control. Each holder of Junior Preferred Stock then outstanding may require the Corporation to redeem all or any portion of the Junior Preferred Stock owned by such holder at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) by giving written notice to the Corporation of such election within 30 days of receipt of the Corporation's notice. Upon receipt by the Corporation of such written notice from any holder, subject to the provisions of any loan agreement, indenture or credit agreement evidencing indebtedness for borrowed money incurred by the Corporation, the Corporation shall be obligated to redeem the aggregate number of Shares specified therein within five days after receipt of such notice from such holder. The term "Change in Control" means (i) the sale of all or substantially all of the assets reflected on the Corporation's most recent consolidated balance sheet or capital stock of the Corporation, or (ii) the acquisition, through stock purchase, merger or otherwise, by a Person or group of Persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) unaffiliated with Bruckmann, Rosser, Sherrill & Co., L.P. (and its Permitted Transferees (as defined in the Shareholders Agreement)) and management employees of the Corporation immediately prior to giving effect such transaction, of capital stock of the Corporation representing, at any date of determination, (x) prior to the consummation of an initial public offering of the Common Stock registered under the Securities Act of 1933, as amended, 51% or more of the common equity interest in the Corporation's capital stock and (y) following the consummation of such an initial public offering of the Common Stock, 33% or more of the common equity interest in the Corporation's capital stock.

                           9.       Priority of Junior Preferred Stock. So long
as any Senior Preferred Stock or Junior Preferred Stock remains outstanding, neither the Corporation nor any Subsidiary shall declare or pay any cash dividends or make any cash distributions with respect to or redeem, purchase or otherwise acquire for cash, directly or indirectly, any Common Stock, if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay the full amount of dividends accrued on the Senior Preferred Stock and the Junior Preferred Stock or the Corporation has failed to make any redemption of the Senior

Preferred Stock or the Junior Preferred Stock required hereunder; provided, that the Corporation may purchase shares of Common Stock from employees of the Corporation and its Subsidiaries upon termination of employment.

                  D. Voting Rights. The Shares of Junior Preferred Stock will not have any voting rights attaching to them, except as required by applicable law.

                  E. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Junior Preferred Stock. Upon the surrender of any certificate representing Junior Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Junior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Junior Preferred Stock represented by the surrendered certificate.

                  F. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Junior Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Junior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  G.       Definitions. The following definitions apply to this
Section III only.

                           "Liquidation Value" of any Share of (i) Series A
Preferred Stock as of any particular date will be an amount equal to $100.00 per Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above and (ii) any Share of Series B Preferred Stock as of any particular date will be an amount equal to $35.00 per Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above.

                           "Person" means an individual, a partnership, a
corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                           "Redemption Date" as to any Share means the date
specified in the notice of any redemption at the Corporation's option or the applicable date specified herein in the case of any other redemption; provided, that no such date will be a Redemption Date unless the applicable Liquidation Value (plus all accrued and unpaid dividends thereon) is actually paid, or set aside for payment in full on such date, and if not so paid or set aside for payment in full, the Redemption Date will be the date on which such Liquidation Value (plus all accrued and unpaid dividends thereon) is fully paid.

                           "Shareholders Agreement" means the Shareholders
Agreement, dated as of December 10, 1996, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                           "Subsidiary" means with respect to any Person, any
corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled directly or indirectly, by any person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

                  H. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of Section III without the prior written consent of the holders of at least fifty percent (50%) of the Shares outstanding at the time such action is taken; provided, that no such amendment, modification or waiver which adversely and prejudicially affects the Series B Preferred shall be effective without the prior written consent of the holders of at least fifty (50%) of the Shares of Series B Preferred outstanding at the time such action is taken.

                  I. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                  COMMON STOCK

                           Except as otherwise provided in this Section IV or as
otherwise required by applicable law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

                  A.       Voting Rights. Except as otherwise provided in this
Section IV or as otherwise required by applicable law:

                           a. the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Stockholders of the Corporation; and

                           b. the holders of Class B Common will not have any voting rights.

                  B. Dividends. As and when dividends are declared or paid thereon, whether in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to participate in such dividends ratably on a per share basis; provided, that (i) if dividends are declared which are payable in shares of Common Stock, dividends shall be declared which are payable at the same rate on all classes of Common Stock and dividends payable in shares of Class A Common shall be payable to holders of Class A Common, and dividends payable in shares of Class B Common shall be payable to holders of Class B Common.

                  C. Liquidation. Subject to the provisions of the Senior Preferred Stock and the Junior Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

                  D.       Conversion of Common Stock.

                           1.       Right to Convert. Subject to Section 4B
below, the holder or holders of a majority of the outstanding shares of Class B Common shall be entitled at any time to convert all or any portion of the shares of Class B Common into the same number of shares of Class A Common. Any such conversion of Class B Common into Class A Common will be effected among the holders of the Class B Common on a pro rata basis based upon the number of shares of Class B Common then outstanding.

                           2.       Surrender of Certificates. Each conversion
of shares of Class B Common into shares of Class A Common shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of shares of such Class B Common stating that such holder desires to convert the shares, or a stated number of the shares, of such Class B Common represented by such certificate or certificates into shares of Class A Common. Each conversion of Class B Common shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common as such holder shall cease, and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

                           3.       Issuance of Certificates. Promptly after the
surrender of certificates of Class B Common and the receipt of written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common issuable upon such conversion.

                           4.       No Charge. The issuance of certificates for
Class A Common upon conversion of Class B Common will be made without charge to the holders of such shares of any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

                           5.       Reserve Shares. The Corporation shall at all
times reserve and keep available out of its authorized but unissued shares of Class A Common, solely for the purpose of issuance upon the conversion of the Class B Common, such number of shares of Class A Common issuable upon conversion of all outstanding shares of Class B Common. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance).

                           6.       Closing Books. The Corporation shall not
close its books against the transfer of shares of Common Stock in any manner which would interfere with the timely conversion of any shares of Common Stock.

                  E. Stock Splits. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of each other class of Common Stock shall be proportionately subdivided or combined in a similar manner.

                  F. Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate and the Corporation shall forthwith cancel such surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

                  G. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (provided that an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                  H. Notices. All notices referred to herein shall be in writing, and shall be delivered by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when so mailed (i) to the Corporation at its principal executive offices and (ii) to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

                  I. Action by Written Consent. Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the shareholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than a majority of the shares entitled to vote, or, if greater, not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  J. Amendment and Waiver. No amendment or waiver of any provision of this Section IV shall be effective without the prior consent of the holders of a majority of the then outstanding shares of Common Stock voting as a single class. For purposes of votes on amendments and waivers to this Section IV, each share of Common Stock shall be entitled to one vote. No amendment directly to any terms or provisions of any class of Common Stock that adversely affects such class of Common Stock vis-a-vis any other class of Common Stock shall be effective without the prior consent of the holders of a majority of the then outstanding shares of such class of Common Stock (it being understood that the issuance of preferred stock shall not be deemed to adversely affect the Common Stock).

                           SIXTH: The amendment herein certified was authorized
by the written consent of all of the members of the Board of Directors of the Corporation followed by the written consent of the holders of a majority of the outstanding shares entitled to vote thereon of the Corporation.

                                     * * * *

                  IN WITNESS WHEREOF, the undersigned has subscribed this document as of November 13, 1998 and does hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by the undersigned and are true and correct.

                            TOWN SPORTS INTERNATIONAL, INC.

                            By:    /s/ Richard Pyle
                                   ------------------------------------------
                            Name:  Richard Pyle
                            Title: Chief Executive Officer and Executive Vice President

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         TOWN SPORTS INTERNATIONAL, INC.
               (Under Section 805 of the Business Corporation Law)

                  The undersigned, for the purpose of amending the Certificate of Incorporation pursuant to Section 805 of the Business Corporation Law of the State of New York (the "Business Corporation Law"), hereby certifies:

                  FIRST: The name of the corporation is Town Sports International, Inc. (the "Corporation"). The Corporation was originally incorporated under the name St John Squash Racquets, Inc.

                  SECOND: The Certificate of Incorporation of the Corporation was filed on June 5, 1973 by the Department of State.

                  THIRD: The Certificate of Incorporation is hereby amended to change certain terms of Series A Preferred Stock and Series B Preferred Stock.

                  FOURTH: In order to effectuate the foregoing amendment,
Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

                                   ARTICLE IV
                            AUTHORIZED CAPITAL STOCK

                              I. AUTHORIZED SHARES

                  The total number of shares of capital stock which the Corporation has authority to issue is 3,500,000 shares, consisting of:

                  (1) 2,500,000 shares of Class A Common Stock, par value $.001 per share (the "Class A Common");

                  (2) 500,000 shares of Class B Common Stock, par value $.001 per share (the "Class B Common");

                  (3) 100,000 shares of Senior Preferred Stock, par value $1.00 per share (the "Senior Preferred Stock");

                  (4) 200,000 shares of Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"); and

                  (5) 200,000 shares of Series B Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock").

                  The Class A Common and the Class B Common are hereafter collectively referred to as the "Common Stock." The Series A Preferred Stock and the Series B Preferred Stock are hereafter collectively referred to as the "Junior Preferred Stock."

                  In addition to any other consent or approval which may be required pursuant to this Certificate of Incorporation, no amendment or waiver of any provision of this Section I shall be effective without the prior approval of the holders of a majority of the then outstanding Common Stock voting as a single class. For purposes of votes on amendments and waivers to this Section I, each share of Common Stock shall be entitled to one vote.

                           II. SENIOR PREFERRED STOCK

                  Except as otherwise provided in this Section II or as otherwise required by applicable law, all shares of Senior Preferred Stock (each such share, a "Senior Share") shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

         1.       Dividends.

                  1A.      General Obligation. When and as declared by the
Corporation's board of directors (the "Board") and to the extent permitted under the Business Corporation Law of New York, the Corporation will pay preferential dividends to the holders of the Senior Preferred Stock as provided in this
Section 1. Except as otherwise provided herein, dividends on each share of Senior Preferred Stock will accrue at a rate of 12% per annum of the Liquidation Value of such Senior Share from and including the date of issuance of such share to and including the date on which the Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) of such Senior Share is paid in full. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Senior Share will be deemed to be its "date of issuance" regardless of the number of times transfer of such Senior Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Senior Share.

                  1B.      Dividend Reference Dates. To the extent that all
accrued dividends are not paid on each May 31 and November 30 of each year beginning May 31, 1999 (the "Dividend Reference Dates"), all dividends which have accrued on each Senior Share outstanding during the six-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date will be accumulated and added to the Liquidation Value of such Senior Shares.

                  1C.      Distribution of Partial Dividend Payments. If at any
time the Corporation elects to pay dividends in cash and pays less than the total amount of dividends then accrued and unpaid with respect to the Senior Preferred Stock, such payment will be distributed ratably among the holders of Senior Shares based upon the aggregate accrued but unpaid dividends on the Senior Shares held by each such holder, and any amounts of such dividends remaining thereafter shall, until paid to the holder thereof, remain accumulated dividends with respect to such Senior Share and shall remain part of the Liquidation Value thereof.

                  1D.      Payment of Stock Dividends. In the sole discretion of
the Corporation, any dividends accruing on the Senior Shares may be paid, in lieu of cash dividends, by the issuance of additional Senior Shares (including fractional Senior Shares) having an aggregate Liquidation Value at the time of such payment equal to the amount of the dividend to be paid; provided, that if the Corporation pays less than the total amount of dividends then accrued on the Senior Preferred Stock in the form of additional Senior Shares, such payment in Senior Shares shall be made pro rata to the holders of Senior Shares based upon the aggregate accrued but unpaid dividends on the Senior Shares held by each such holder.

         2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, before any distribution or payment is made upon any Junior Securities, the holders of Senior Shares shall be entitled to be paid an amount in cash equal to the aggregate Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) of all such Senior Shares outstanding, and the holders of Senior Shares as such will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Senior Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed to the holders of Senior Preferred Stock shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accumulated, accrued and unpaid dividends) of the Senior Shares held by each such holder. Prior to the time of any liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Senior Preferred Stock. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 10 days prior to the payment date stated therein, to each record holder of Senior Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

         3.       Redemptions.

                  3A.      Scheduled Redemption. On the earlier of (x) November
13, 2008 or (y) six months after the later to occur of (I) the consummation of a Conversion Event and (ii) the date on which the Corporation has fully repaid and fulfilled its obligations under the terms and conditions of that certain indenture dated as of October 16, 1997, by and between the Corporation and the United States Trust Company of New York (the "Scheduled Redemption Date"), the Corporation will redeem all issued and outstanding Senior Shares, at a price per Senior Share equal to the Liquidation Value thereof (plus all accumulated, accrued and unpaid dividends thereon).

                  3B.      Optional Redemptions. The Corporation may at any time
redeem all or any portion of the Senior Preferred Stock then outstanding at a price per Senior Share equal to the Liquidation Value thereof (plus all accumulated, accrued and unpaid dividends thereon); provided, that all partial optional redemptions of Senior Preferred Stock pursuant to this subparagraph 3B shall be made pro rata among the holders of such Senior Preferred Stock on the basis of the number of Senior Shares held by each such holder in the order and priority specified in Section 3C. Redemptions made pursuant to this Section 3B will not relieve the Corporation of its obligations to redeem outstanding Senior Shares on the Scheduled Redemption Date.

                  3C.      Redemption Price. For each Senior Share which is to
be redeemed, the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Senior Share) an amount in immediately available funds equal to the Liquidation Value thereof (plus all accumulated, accrued and unpaid dividends thereon). If the Corporation's funds which are legally available for redemption of Senior Shares on any Redemption Date are insufficient to redeem the total number of Senior Shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of Senior Shares to be redeemed (if any) ratably among the holders of the Senior Shares to be redeemed based upon the aggregate Liquidation Value of such Senior Shares (plus all accumulated, accrued and unpaid dividends thereon) held by each such holder and other Senior Shares not so redeemed shall remain issued and outstanding until redeemed in accordance with the terms thereof. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Senior Shares, such funds will immediately be used to redeem the balance of the Senior Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed in the order and priority set forth above.

                  3D.      Notice of Redemption. The Corporation will mail
written notice of each redemption of Senior Preferred Stock to each record holder of Senior Shares to be redeemed not more than 30 nor less than 10 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation will become obligated to redeem the total number of Senior Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Senior Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Senior Shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Senior Shares.

                  3E.      Determination of the Number of Each Holder's Senior
Shares to be Redeemed. Except as otherwise provided herein, the number of Senior Shares to be redeemed from each holder thereof in redemptions hereunder will be the number of Senior Shares determined by multiplying the total number of Senior Shares to be redeemed times a fraction, the numerator of which will be the total number of Senior Shares then held by such holder and the denominator of which will be the total number of Senior Shares then outstanding.

                  3F.      Dividends After Redemption Date. No Senior Share is
entitled to any dividends accruing after the date on which the Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) of such Senior Share is paid in full in immediately available funds. On such date all rights of the holder of such Senior Share will cease, and such Senior Share will not be deemed to be outstanding.

                  3G.      Redeemed or Otherwise Acquired Senior Shares. Any
Senior Shares which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred.

                  3H.      Other Redemptions or Acquisitions. Neither the
Corporation nor any Subsidiary will redeem or otherwise acquire any Senior Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of the Senior Preferred Stock on the basis of the number of Shares of Senior Preferred Stock owned by each such holder.

                  3I.      Priority of Senior Preferred Stock. So long as any
Senior Preferred Stock remains outstanding, without the approval of the holders of a majority of the Senior Shares then outstanding, neither the Corporation nor any Subsidiary shall (I) declare or pay any dividends on any Junior Securities (other than dividends declared in connection with any stock splits, stock dividends, share combinations, share exchanges, or other recapitalizations in which such dividends are made in the form of Junior Securities), or (ii) repurchase or otherwise redeem any Junior Securities; provided, that the Corporation may purchase shares of Common Stock from employees of the Corporation and its Subsidiaries upon termination of employment.

         4.       Conversion of Senior Preferred Stock.

                  4A.      Optional Conversion. Subject to Section 4B below,
upon the consummation of an Initial Public Offering (the "Conversion Event"), each Senior Share shall, at the option of the holder of such Senior Share, be converted (and the rights of the holder of the Senior Shares shall cease) into a number of shares of the Corporation's Class A Common equal to the (I) Liquidation Value of such Senior Share as of the date of such Conversion Event (plus all accumulated, accrued and unpaid dividends thereon) divided by (ii) the price at which each share of Class A Common was sold in such Initial Public Offering. The Corporation shall give prompt written notice to each holder of Senior Shares if a Conversion Event has occurred, which notice shall describe in reasonable detail the Conversion Event that has occurred.

                  4B.      Surrender of Certificates. Each conversion of Senior
Shares into shares of Class A Common shall be effected by the surrender of the certificate or certificates representing the Senior Shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Senior Shares stating that such holder desires to convert the Senior Shares, or a stated number of the Senior Shares, represented by such certificate or certificates into shares of Class A Common. Each conversion of Senior Shares shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been tendered, and at such time the rights of the holder of the converted Senior Shares as such holder shall cease, and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

                  4C.      Issuance of Certificates. Within five Business Days
after the surrender of certificates of Senior Shares, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common issuable upon such conversion.

                  4D.      No Charge. The issuance of certificates for Class A
Common upon conversion of the Senior Shares will be made without charge to the holders of such Senior Shares of any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

                  4E.      Reserved Shares. Upon the Conversion Event, the
Corporation shall take all such actions as may be necessary to assure that all shares of Class A Common issuable pursuant to this Section 4 may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance), including, but not limited to, amending the Corporation's Articles of Incorporation to increase the number of authorized but unissued shares of Class A Common. All shares of Class A Common which are issuable pursuant to the terms and conditions of this Section 4 shall, when issued, be duly and validly issued, fully paid, and nonassessable and free from all taxes, liens and charges.

                  4F.      Closing Books. The Corporation shall not close its
books against the transfer of Senior Shares in any manner which would interfere with the timely conversion of any Senior Shares.

         5. Voting Rights. Except as otherwise provided herein and as otherwise required by law, the Senior Preferred Stock shall have no voting rights; provided, that each holder of Senior Preferred Stock shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at such meeting. With respect to any issue required to be voted on and approved by holders of Senior Preferred Stock, the holders of Senior Preferred Stock will vote as a single class.

         6. Covenants. Notwithstanding anything to the contrary contained in this Article IV, the Corporation shall not take any of the following actions without the prior written consent received in accordance with Section 10 hereof:
(I) creating or issuing any class or series of equity security of the Corporation that is senior or pari passu in priority to the Senior Preferred Stock; provided, that the Corporation may issue additional shares of Senior Preferred Stock with an aggregate initial Liquidation Value of up to $25.0 million (the "Additional Senior Preferred Issuance"); (ii) redeeming or repurchasing any Junior Security; provided, that the foregoing clause (ii) shall not apply to redemptions or repurchases of any Junior Security from any employee of the Corporation upon the death, disability, retirement or other termination of such employee; (iii) increasing the number of authorized shares of Senior Preferred Stock; provided, that the foregoing clause (iii) shall not apply to the Additional Senior Preferred Issuance; (iv) declaring or paying any dividends on any Junior Securities (other than dividends declared in connection with any stock splits, stock dividends, share combinations, share exchanges, or other recapitalizations in which such dividends are made in the form of Junior Securities); and (v) entering into any transaction or series of transactions after the date hereof, whether or not in the ordinary course of business with any Affiliate or 5% Owner (or any Affiliate of such 5% Owner); provided, that the foregoing clause (v) shall not apply to (A) employment arrangements with any Executive or employees of the Corporation entered into in the ordinary course of business, (B) any transactions expressly permitted or contemplated by the Transaction Agreements, or (C) any transaction consented to by not less than 70% of the Shareholder Shares (as such term is defined in the Shareholders Agreement), excluding for purposes of this clause (C) Shareholder Shares held by such Affiliate or 5% Owner.

         7. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Senior Preferred Stock. Upon the surrender of any certificate representing Senior Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Senior Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Senior Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Senior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Senior Preferred Stock represented by the surrendered certificate.

         8. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Senior Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Senior Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Senior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

         9.       Definitions. The following definitions apply only to this
Section II.

                  "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "Amended Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 10, 1996, by and among the Corporation and its shareholders, as amended by the First Amendment to Registration Rights Agreement, dated as of November 13, 1998, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                  "Business Day" means any day, excluding Saturday, Sunday, and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

                  "Conversion Event" has the meaning set forth in Section 4A.

                  "5% Owner" means any Person who owns in excess of 5% of the Common Stock on a fully diluted basis.

                  "Initial Public Offering" means the underwritten initial public offering of Common Stock registered under the Securities Act.

                  "Junior Securities" means any of the Corporation's equity securities, other than the Senior Preferred Stock, including, without limitation, the Junior Preferred Stock and the Common Stock.

                  "Liquidation Value" of any Senior Share as of any particular date will be equal to the sum of $1,000.00 per Senior Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Redemption Date" as to any Senior Share means (x) November 13, 2008 or (y) the date specified in the notice of any redemption at the Corporation's option or the applicable date specified herein in the case of any other redemption; provided, that no such date will be a Redemption Date unless the applicable Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) is actually paid, and if not so paid, the Redemption Date will be the date on which such Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) is fully paid.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shareholders Agreement" means the Amended and Restated Shareholders Agreement, dated as of November 13, 1998, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (I) if a corporation, a majority of the total voting power of Senior Shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or a general partner of such partnership, association or other business entity.

                  "Transaction Agreements" means (I) the Shareholders Agreement,
(ii) the Amended Registration Rights Agreement, (iii) the Senior Preferred Stock Purchase Agreement (as defined in the Shareholders Agreement), (iv) the Investor Agreements (as defined in the Shareholders Agreement), (v) the Warrant Documents (as defined in the Shareholders

Agreement), (vi) the Second Senior Preferred Stock Purchase Agreement (as defined in the Shareholder Agreement) (when and if executed and delivered by the parties thereto), (vii) the Executive Agreements (as defined in the Shareholders Agreement), (viii) the Common Option Agreements (as defined in the Shareholders Agreement), (ix) the Preferred Option Agreements (as defined in the Shareholders Agreement), and (x) the Professional Services Agreement, dated as of December 10, 1996, by and among the Corporation and an Affiliate of Bruckmann, Rosser, Sherrill & Co., L.P.

         10.      Amendment and Waiver

                  No amendment, modification or waiver will be binding or effective with respect to any provision of this Section II without the prior written consent of the holders of Senior Preferred Stock with a Liquidation Value representing more than fifty percent (50%) of the aggregate Liquidation Value of such Senior Preferred Stock then outstanding. Notwithstanding anything to the contrary contained herein, no amendment, modification or waiver of any provision of this Section II that adversely affects any holder of Senior Preferred Stock and is prejudicial to such holder relative to all other holders of Senior Preferred Stock shall be effective against such holder without such holder's consent.

         11.      Notices

                  Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (I) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                           III. JUNIOR PREFERRED STOCK

                  Except as otherwise provided in this Section III or as otherwise required by applicable law, all shares of Junior Preferred Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

         1.       Dividends.

                  1A.      General Obligation. When and as declared by the
Corporation's board of directors and to the extent permitted under the Business Corporation Law of New York, the Corporation will pay preferential dividends to the holders of the Junior Preferred Stock as provided in this Section 1. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock will accrue at a rate of 14% per annum and dividends on each share of Series B Preferred Stock will accrue at a rate of 14% per annum (each share of Series A Preferred Stock and Series B Preferred Stock being a "Share") of the Liquidation Value of such Share from and including the date of issuance of such Share to and including the date on which the Liquidation Value (plus all accrued and unpaid dividends thereon) of such Share is paid in full. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be its

"date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

                  1B.      Junior Preferred Dividend Reference Dates. To the
extent that all accrued dividends are not paid on each January 1 and July 1 of each year beginning January 1, 1997 (the "Junior Preferred Dividend Reference Dates"), all dividends which have accrued on each Share outstanding during the six-month period (or other period in the case of the initial Junior Preferred Dividend Reference Date) ending upon each such Junior Preferred Dividend Reference Date will be accumulated and added to the Liquidation Value of such Share.

                  1C.      Distribution of Partial Dividend Payments. If at any
time the Corporation elects to pay dividends in cash and pays less than the total amount of dividends then accrued with respect to the Junior Preferred Stock, such payment will be distributed ratably among the holders of the Junior Preferred Stock based upon the aggregate accrued but unpaid dividends on the Shares of such class held by each such holder.

                  1D.      Payment of Stock Dividends. In the sole discretion of
the Corporation, any dividends accruing on the Shares may be paid, in lieu of cash dividends, by the issuance of additional Shares (including fractional Shares) having an aggregate Liquidation Value at the time of such payment equal to the amount of the dividend to be paid (such Shares, the "Dividend Shares"); provided, that (I) if the Corporation pays less than the total amount of dividends then accrued on the Junior Preferred Stock in the form of Dividend Shares, such payment in Dividend Shares shall be made pro rata to the holders of Shares based upon the aggregate accrued but unpaid dividends on the Shares held by each such holder and (ii) Section 3H below shall not apply to any and all Dividend Shares.

         2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock and Series B Preferred Stock will be entitled on a pari passu basis to be paid, before any distribution or payment is made upon any of the Corporation's equity securities (except with respect to any distribution or payment made upon the Senior Preferred Stock), an amount in cash equal to the aggregate Liquidation Value (plus all accrued and unpaid dividends thereon) of all such Shares outstanding, and the holders of Series A Preferred Stock and Series B Preferred Stock will not be entitled to any further payment. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 10 days prior to the payment date stated therein, to each record holder of Junior Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

         3.       Redemptions.

                  3A.      Optional Redemptions. Subject to the terms and
conditions of the Senior Preferred Stock, the Corporation may at any time redeem all or any portion of Series A Preferred Stock and Series B Preferred Stock then outstanding at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon); provided, that all optional redemptions pursuant to this Section 3A are made pro rata among the holders of Junior Preferred Stock on the basis of the number of Shares held by each such holder.

                  3B.      Redemption Price. For each Share which is to be
redeemed the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in immediately available funds equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon). If the Corporation's funds which are legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of Shares ratably among the holders of the Shares to be redeemed based upon the aggregate Liquidation Value of such Shares (plus all accrued and unpaid dividends thereon) held by each such holder and other Shares not so redeemed shall remain issued and outstanding until redeemed in accordance with the terms thereof. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds will immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

                  3C.      Notice of Redemption. The Corporation will mail
written notice of each redemption of Junior Preferred Stock to each record holder not more than 30 nor less than 10 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation will become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Shares.

                  3D.      Determination of the Number of Each Holder's Shares
to be Redeemed. Except as otherwise provided herein, the number of Shares of Junior Preferred Stock to be redeemed from each holder thereof in redemptions hereunder will be the number of Shares determined by multiplying the total number of Shares to be redeemed times a fraction, the numerator of which will be the total number of Shares then held by such holder and the denominator of which will be the total number of Shares of Junior Preferred Stock then outstanding.

                  3E.      Dividends After Redemption Date. No Share is entitled
to any dividends accruing after the date on which the Liquidation Value (plus all accrued and unpaid dividends thereon) of such Share is paid in full. On such date all rights of the holder of such Share will cease, and such Share will not be deemed to be outstanding.

                  3F.      Redeemed or Otherwise Acquired Shares. Any Shares
which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred.

                  3G.      Other Redemptions or Acquisitions. Subject to the
terms and conditions of the Senior Preferred Stock, neither the Corporation nor any Subsidiary will redeem or otherwise acquire any Junior Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of the Junior Preferred Stock on the basis of the number of Shares of Junior Preferred Stock owned by each such holder.

                  3H.      Special Redemptions. If a Change in Control has
occurred then the Corporation shall give prompt written notice of such Change in Control, describing in reasonable detail the definitive terms and date of consummation thereof to each holder of Junior Preferred Stock, but in any event such notice shall be given not more than 30 days nor less than ten days prior to the occurrence of such Change in Control. Each holder of Junior Preferred Stock then outstanding may require the Corporation to redeem all or any portion of the Junior Preferred Stock owned by such holder at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) by giving written notice to the Corporation of such election within 30 days of receipt of the Corporation's notice. Upon receipt by the Corporation of such written notice from any holder, subject to the provisions of any loan agreement, indenture or credit agreement evidencing indebtedness for borrowed money incurred by the Corporation, the Corporation shall be obligated to redeem the aggregate number of Shares specified therein within five days after receipt of such notice from such holder. The term "Change in Control" means (I) the sale of all or substantially all of the assets reflected on the Corporation's most recent consolidated balance sheet or capital stock of the Corporation, or (ii) the acquisition, through stock purchase, merger or otherwise, by a Person or group of Persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) unaffiliated with Bruckmann, Rosser, Sherrill & Co., L.P. (and its Permitted Transferees (as defined in the Shareholders Agreement)) and management employees of the Corporation immediately prior to giving effect such transaction, of capital stock of the Corporation representing, at any date of determination, (x) prior to the consummation of an initial public offering of the Common Stock registered under the Securities Act of 1933, as amended, 51% or more of the common equity interest in the Corporation's capital stock and (y) following the consummation of such an initial public offering of the Common Stock, 33% or more of the common equity interest in the Corporation's capital stock.

                  3I.      Priority of Junior Preferred Stock. So long as any
Senior Preferred Stock or Junior Preferred Stock remains outstanding, neither the Corporation nor any Subsidiary shall declare or pay any cash dividends or make any cash distributions with respect to or redeem, purchase or otherwise acquire for cash, directly or indirectly, any Common Stock, if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay the full amount of dividends accrued on the Senior Preferred Stock and the Junior Preferred Stock or the Corporation has failed to make any redemption of the Senior Preferred Stock or the Junior Preferred Stock required hereunder; provided, that the Corporation may purchase shares of Common Stock from employees of the Corporation and its Subsidiaries upon termination of employment.

         4. Voting Rights. The Shares of Junior Preferred Stock will not have any voting rights attaching to them, except as required by applicable law.

         5. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Junior Preferred Stock. Upon the surrender of any certificate representing Junior Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Junior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Junior Preferred Stock represented by the surrendered certificate.

         6. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Junior Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Junior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

         7.       Definitions. The following definitions apply to this Section
III only.

                  "Liquidation Value" of any Share of (I) Series A Preferred Stock as of any particular date will be an amount equal to $100.00 per Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above and (ii) any Share of Series B Preferred Stock as of any particular date will be an amount equal to $35.00 per Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Redemption Date" as to any Share means the date specified in the notice of any redemption at the Corporation's option or the applicable date specified herein in the case of any other redemption; provided, that no such date will be a Redemption Date unless the applicable Liquidation Value (plus all accrued and unpaid dividends thereon) is actually paid, or set aside for payment in full on such date, and if not so paid or set aside for payment in full, the Redemption Date will be the date on which such Liquidation Value (plus all accrued and unpaid dividends thereon) is fully paid.

                  "Shareholders Agreement" means the Shareholders Agreement, dated as of December 10, 1996, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                  "Subsidiary" means with respect to any Person, any corporation, partnership, association or other business entity of which (I) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled directly or indirectly, by any person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

         8. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of Section III without the prior written consent of the holders of at least fifty percent (50%) of the Shares outstanding at the time such action is taken; provided, that no such amendment, modification or waiver which adversely and prejudicially affects the Series B Preferred shall be effective without the prior written consent of the holders of at least fifty (50%) of the Shares of Series B Preferred outstanding at the time such action is taken.

         9. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (I) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

                                IV. COMMON STOCK

                  Except as otherwise provided in this Section IV or as otherwise required by applicable law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

         1. Voting Rights. Except as otherwise provided in this Section IV or as otherwise required by applicable law:

                  (i) the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Stockholders of the Corporation; and

                  (ii) the holders of Class B Common will not have any voting rights.

         2. Dividends. As and when dividends are declared or paid thereon, whether in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to participate in such dividends ratably on a per share basis; provided, that (I) if dividends are declared which are payable in shares of Common Stock, dividends shall be declared which are payable at the same rate on all classes of Common Stock and dividends payable in shares of Class A Common shall be payable to holders of Class A Common, and dividends payable in shares of Class B Common shall be payable to holders of Class B Common.

         3. Liquidation. Subject to the provisions of the Senior Preferred Stock and the Junior Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

         4.       Conversion of Common Stock.

                  4A.      Right to Convert. Subject to Section 4B below, the
holder or holders of a majority of the outstanding shares of Class B Common shall be entitled at any time to convert all or any portion of the shares of Class B Common into the same number of shares of Class A Common. Any such conversion of Class B Common into Class A Common will be effected among the holders of the Class B Common on a pro rata basis based upon the number of shares of Class B Common then outstanding.

                  4B.      Surrender of Certificates. Each conversion of shares
of Class B Common into shares of Class A Common shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of shares of such Class B Common stating that such holder desires to convert the shares, or a stated number of the shares, of such Class B Common represented by such certificate or certificates into shares of Class A Common. Each conversion of Class B Common shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common as such holder shall cease, and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

                  4C.      Issuance of Certificates. Promptly after the
surrender of certificates of Class B Common and the receipt of written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common issuable upon such conversion.

                  4D.      No Charge. The issuance of certificates for Class A
Common upon conversion of Class B Common will be made without charge to the holders of such shares of any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

                  4E.      Reserve Shares. The Corporation shall at all times
reserve and keep available out of its authorized but unissued shares of Class A Common, solely for the purpose of issuance upon the conversion of the Class B Common, such number of shares of Class A

Common issuable upon conversion of all outstanding shares of Class B Common. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance).

                  4F.      Closing Books. The Corporation shall not close its
books against the transfer of shares of Common Stock in any manner which would interfere with the timely conversion of any shares of Common Stock.

         5. Stock Splits. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of each other class of Common Stock shall be proportionately subdivided or combined in a similar manner.

         6. Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate and the Corporation shall forthwith cancel such surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

         7. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (provided that an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         8. Notices. All notices referred to herein shall be in writing, and shall be delivered by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when so mailed (I) to the Corporation at its principal executive offices and (ii) to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

         9. Action by Written Consent. Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the shareholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than a majority of the shares entitled to vote, or, if greater, not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         10. Amendment and Waiver. No amendment or waiver of any provision of this Section IV shall be effective without the prior consent of the holders of a majority of the then outstanding shares of Common Stock voting as a single class. For purposes of votes on amendments and waivers to this Section IV, each share of Common Stock shall be entitled to one vote. No amendment directly to any terms or provisions of any class of Common Stock that adversely affects such class of Common Stock vis-a-vis any other class of Common Stock shall be effective without the prior consent of the holders of a majority of the then outstanding shares of such class of Common Stock (it being understood that the issuance of preferred stock shall not be deemed to adversely affect the Common Stock).

         FIFTH: The amendment herein certified was authorized by the written consent of all of the members of the Board of Directors of the Corporation followed by the written consent of the holders of a majority of the outstanding shares entitled to vote thereon of the Corporation.

                                     * * * *

         IN WITNESS WHEREOF, the undersigned has subscribed this document as of April 9, 1999 and does hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by the undersigned and are true and correct.

                                    TOWN SPORTS INTERNATIONAL, INC.

                                    By:    /s/ Richard Pyle
                                           -------------------------------------
                                    Name:  Richard Pyle
                                    Title: Chief Financial Officer

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                         TOWN SPORTS INTERNATIONAL, INC.
               (UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW)

                  The undersigned, for the purpose of amending the Certificate of Incorporation pursuant to Section 805 of the Business Corporation Law of the State of New York (the "Business Corporation Law"), hereby certifies:

                  FIRST: The name of the corporation is Town Sports International, Inc. (the "Corporation"). The Corporation was originally incorporated under the name St John Squash Racquets, Inc.

                  SECOND: The Certificate of Incorporation of the Corporation was filed on June 5, 1973 by the Department of State.

                  THIRD: The Certificate of Incorporation is hereby amended to change certain terms of the Series B Preferred Stock.

                  FOURTH: In order to effectuate the foregoing amendment,
Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

                                   ARTICLE IV

                            AUTHORIZED CAPITAL STOCK

         I.       AUTHORIZED SHARES.

                  The total number of shares of capital stock which the Corporation has authority to issue is 3,500,000 shares, consisting of:

                  (1) 2,500,000 shares of Class A Common Stock, par value $.001 per share (the "Class A Common");

                  (2) 500,000 shares of Class B Common Stock, par value $.001 per share (the "Class B Common");

                  (3) 100,000 shares of Senior Preferred Stock, par value $1.00 per share (the "Senior Preferred Stock");

                  (4) 200,000 shares of Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"); and

                  (5) 200,000 shares of Series B Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock").

                  The Class A Common and the Class B Common are hereafter collectively referred to as the "Common Stock." The Series A Preferred Stock and the Series B Preferred Stock are hereafter collectively referred to as the "Junior Preferred Stock."

                  In addition to any other consent or approval which may be required pursuant to this Certificate of Incorporation, no amendment or waiver of any provision of this Section I shall be effective without the prior approval of the holders of a majority of the then outstanding Common Stock voting as a single class. For purposes of votes on amendments and waivers to this Section I, each share of Common Stock shall be entitled to one vote.

         II.      SENIOR PREFERRED STOCK.

                  Except as otherwise provided in this Section II or as otherwise required by applicable law, all shares of Senior Preferred Stock (each such share, a "Senior Share") shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

                  1.       Dividends.

                  1A. General Obligation. When and as declared by the Corporation's board of directors (the "Board") and to the extent permitted under the Business Corporation Law of New York, the Corporation will pay preferential dividends to the holders of the Senior Preferred Stock as provided in this
Section 1. Except as otherwise provided herein, dividends on each share of Senior Preferred Stock will accrue at a rate of 12% per annum of the Liquidation Value of such Senior Share from and including the date of issuance of such share to and including the date on which the Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) of such Senior Share is paid in full. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Senior Share will be deemed to be its "date of issuance" regardless of the number of times transfer of such Senior Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Senior Share.

                  1B. Dividend Reference Dates. To the extent that all accrued dividends are not paid on each May 31 and November 30 of each year beginning May 31, 1999 (the "Dividend Reference Dates"), all dividends which have accrued on each Senior Share outstanding during the six-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date will be accumulated and added to the Liquidation Value of such Senior Shares.

                  1C. Distribution of Partial Dividend Payments. If at any time the Corporation elects to pay dividends in cash and pays less than the total amount of dividends then accrued and unpaid with respect to the Senior Preferred Stock, such payment will be distributed ratably among the holders of Senior Shares based upon the aggregate accrued but unpaid dividends on the Senior Shares held by each such holder, and any amounts of such dividends remaining thereafter shall, until paid to the holder thereof, remain accumulated dividends with respect to such Senior Share and shall remain part of the Liquidation Value thereof.

                  1D. Payment of Stock Dividends. In the sole discretion of the Corporation, any dividends accruing on the Senior Shares may be paid, in lieu of cash dividends, by the issuance of additional Senior Shares (including fractional Senior Shares) having an aggregate Liquidation Value at the time of such payment equal to the amount of the dividend to be paid; provided, that if the Corporation pays less than the total amount of dividends then accrued on the Senior Preferred Stock in the form of additional Senior Shares, such payment in Senior Shares shall be made pro rata to the holders of Senior Shares based upon the aggregate accrued but unpaid dividends on the Senior Shares held by each such holder.

                  2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, before any distribution or payment is made upon any Junior Securities, the holders of Senior Shares shall be entitled to be paid an amount in cash equal to the aggregate Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) of all such Senior Shares outstanding, and the holders of Senior Shares as such will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Senior Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed to the holders of Senior Preferred Stock shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accumulated, accrued and unpaid dividends) of the Senior Shares held by each such holder. Prior to the time of any liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Senior Preferred Stock. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 10 days prior to the payment date stated therein, to each record holder of Senior Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

                  3. Redemptions.

                  3A. Scheduled Redemption. On the earlier of (x)November 13, 2008 or (y) six months after the later to occur of (i) the consummation of a Conversion Event and (ii) the date on which the Corporation has fully repaid and fulfilled its obligations under the terms and conditions of that certain indenture dated as of October 16, 1997, by and between the Corporation and the United States Trust Company of New York (the "Scheduled Redemption Date"), the Corporation will redeem all issued and outstanding Senior Shares, at a price per Senior Share equal to the Liquidation Value thereof (plus all accumulated, accrued and unpaid dividends thereon).

                  3B. Optional Redemptions. The Corporation may at any time redeem all or any portion of the Senior Preferred Stock then outstanding at a price per Senior Share equal to the Liquidation Value thereof (plus all accumulated, accrued and unpaid dividends thereon); provided, that all partial optional redemptions of Senior Preferred Stock pursuant to this subparagraph 3B shall be made pro rata among the holders of such Senior Preferred Stock on the basis of the number of Senior Shares held by each such holder in the order and priority specified in Section 3C. Redemptions made pursuant to this Section 3B will not relieve the Corporation of its obligations to redeem outstanding Senior Shares on the Scheduled Redemption Date.

                  3C. Redemption Price. For each Senior Share which is to be redeemed, the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Senior Share) an amount in immediately available funds equal to the Liquidation Value thereof (plus all accumulated, accrued and unpaid dividends thereon). If the Corporation's funds which are legally available for redemption of Senior Shares on any Redemption Date are insufficient to redeem the total number of Senior Shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of Senior Shares to be redeemed (if any) ratably among the holders of the Senior Shares to be redeemed based upon the aggregate Liquidation Value of such Senior Shares (plus all accumulated, accrued and unpaid dividends thereon) held by each such holder and other Senior Shares not so redeemed shall remain issued and outstanding until redeemed in accordance with the terms thereof. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Senior Shares, such funds will immediately be used to redeem the balance of the Senior Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed in the order and priority set forth above.

                  3D. Notice of Redemption. The Corporation will mail written notice of each redemption of Senior Preferred Stock to each record holder of Senior Shares to be redeemed not more than 30 nor less than 10 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation will become obligated to redeem the total number of Senior Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Senior Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Senior Shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Senior Shares.

                  3E. Determination of the Number of Each Holder's Senior Shares to be Redeemed. Except as otherwise provided herein, the number of Senior Shares to be redeemed from each holder thereof in redemptions hereunder will be the number of Senior Shares determined by multiplying the total number of Senior Shares to be redeemed times a fraction, the numerator of which will be the total number of Senior Shares then held by such holder and the denominator of which will be the total number of Senior Shares then outstanding.

                  3F. Dividends After Redemption Date. No Senior Share is entitled to any dividends accruing after the date on which the Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) of such Senior Share is paid in full in immediately available funds. On such date all rights of the holder of such Senior Share will cease, and such Senior Share will not be deemed to be outstanding.

                  3G. Redeemed or Otherwise Acquired Senior Shares. Any Senior Shares which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred.

                  3H. Other Redemptions or Acquisitions. Neither the Corporation nor any Subsidiary will redeem or otherwise acquire any Senior Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of the Senior Preferred Stock on the basis of the number of Shares of Senior Preferred Stock owned by each such holder.

                  3I. Priority of Senior Preferred Stock. So long as any Senior Preferred Stock remains outstanding, without the approval of the holders of a majority of the Senior Shares then outstanding, neither the Corporation nor any Subsidiary shall (i) declare or pay any dividends on any Junior Securities (other than dividends declared in connection with any stock splits, stock dividends, share combinations, share exchanges, or other recapitalizations in which such dividends are made in the form of Junior Securities), or (ii) repurchase or otherwise redeem any Junior Securities; provided, that the Corporation may purchase shares of Common Stock from employees of the Corporation and its Subsidiaries upon termination of employment.

                  4. Conversion of Senior Preferred Stock.

                  4A. Optional Conversion. Subject to Section 4B below, upon the consummation of an Initial Public Offering (the "Conversion Event"), each Senior Share shall, at the option of the holder of such Senior Share, be converted (and the rights of the holder of the Senior Shares shall cease) into a number of shares of the Corporation's Class A Common equal to the (i) Liquidation Value of such Senior Share as of the date of such Conversion Event (plus all accumulated, accrued and unpaid dividends thereon) divided by (ii) the price at which each share of Class A Common was sold in such Initial Public Offering. The Corporation shall give prompt written notice to each holder of Senior Shares if a Conversion Event has occurred, which notice shall describe in reasonable detail the Conversion Event that has occurred.

                  4B. Surrender of Certificates. Each conversion of Senior Shares into shares of Class A Common shall be effected by the surrender of the certificate or certificates representing the Senior Shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Senior Shares stating that such holder desires to convert the Senior Shares, or a stated number of the Senior Shares, represented by such certificate or certificates into shares of Class A Common. Each conversion of Senior Shares shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been tendered, and at such time the rights of the holder of the converted Senior Shares as such holder shall cease, and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

                  4C. Issuance of Certificates. Within five Business Days after the surrender of certificates of Senior Shares, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common issuable upon such conversion.

                  4D. No Charge. The issuance of certificates for Class A Common upon conversion of the Senior Shares will be made without charge to the holders of such Senior Shares of any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

                  4E. Reserved Shares. Upon the Conversion Event, the Corporation shall take all such actions as may be necessary to assure that all shares of Class A Common issuable pursuant to this Section 4 may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance), including, but not limited to, amending the Corporation's Certificate of Incorporation to increase the number of authorized but unissued shares of Class A Common. All shares of Class A Common which are issuable pursuant to the terms and conditions of this
Section 4 shall, when issued, be duly and validly issued, fully paid, and nonassessable and free from all taxes, liens and charges.

                  4F. Closing Books. The Corporation shall not close its books against the transfer of Senior Shares in any manner which would interfere with the timely conversion of any Senior Shares.

                  5. Voting Rights. Except as otherwise provided herein and as otherwise required by law, the Senior Preferred Stock shall have no voting rights; provided, that each holder of Senior Preferred Stock shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at such meeting. With respect to any issue required to be voted on and approved by holders of Senior Preferred Stock, the holders of Senior Preferred Stock will vote as a single class.

                  6. Covenants. Notwithstanding anything to the contrary contained in this Article IV, the Corporation shall not take any of the following actions without the prior written consent received in accordance with
Section 10 hereof: (i) creating or issuing any class or series of equity security of the Corporation that is senior or pari passu in priority to the Senior Preferred Stock; provided, that the Corporation may issue additional shares of Senior Preferred Stock with an aggregate initial Liquidation Value of up to $25.0 million (the "Additional Senior Preferred Issuance"); (ii) redeeming or repurchasing any Junior Security; provided, that the foregoing clause (ii) shall not apply to redemptions or repurchases of any Junior Security from any employee of the Corporation upon the death, disability, retirement or other termination of such employee; (iii) increasing the number of authorized shares of Senior Preferred Stock; provided, that the foregoing clause (iii) shall not apply to the Additional Senior Preferred Issuance; (iv) declaring or paying any dividends on any Junior Securities (other than dividends declared in connection with any stock splits, stock dividends, share combinations, share exchanges, or other recapitalizations in which such dividends are made in the form of Junior Securities); and (v) entering into any transaction or series of transactions after the date hereof, whether or not in the ordinary course of business with any Affiliate or 5% Owner (or any Affiliate of such 5% Owner); provided, that the foregoing clause (v) shall not apply to

(A) employment arrangements with any Executive or employees of the Corporation entered into in the ordinary course of business, (B) any transactions expressly permitted or contemplated by the Transaction Agreements, or (C) any transaction consented to by not less than 70% of the Shareholder Shares (as such term is defined in the Shareholders Agreement), excluding for purposes of this clause
(C) Shareholder Shares held by such Affiliate or 5% Owner.

                  7. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Senior Preferred Stock. Upon the surrender of any certificate representing Senior Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Senior Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Senior Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Senior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Senior Preferred Stock represented by the surrendered certificate.

                  8. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Senior Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Senior Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Senior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  9. Definitions. The following definitions apply only to this
Section II.

                  "Affiliate" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "Amended Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 10, 1996, by and among the Corporation and its shareholders, as amended by the First Amendment to Registration Rights Agreement, dated as of November 13, 1998, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                  "Business Day" means any day, excluding Saturday, Sunday, and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

                  "Conversion Event" has the meaning set forth in Section 4A.

                  "5% Owner" means any Person who owns in excess of 5% of the Common Stock on a fully diluted basis.

                  "Initial Public Offering" means the underwritten initial public offering of Common Stock registered under the Securities Act.

                  "Junior Securities" means any of the Corporation's equity securities, other than the Senior Preferred Stock, including, without limitation, the Junior Preferred Stock and the Common Stock.

                  "Liquidation Value" of any Senior Share as of any particular date will be equal to the sum of $1,000.00 per Senior Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Redemption Date" as to any Senior Share means (x) November 13, 2008 or (y) the date specified in the notice of any redemption at the Corporation's option or the applicable date specified herein in the case of any other redemption; provided, that no such date will be a Redemption Date unless the applicable Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) is actually paid, and if not so paid, the Redemption Date will be the date on which such Liquidation Value (plus all accumulated, accrued and unpaid dividends thereon) is fully paid.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shareholders Agreement" means the Amended and Restated Shareholders Agreement, dated as of November 13, 1998, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of Senior Shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or a general partner of such partnership, association or other business entity.

                  "Transaction Agreements" means (i) the Shareholders Agreement,
(ii) the Amended Registration Rights Agreement, (iii) the Senior Preferred Stock Purchase Agreement (as defined in the Shareholders Agreement), (iv) the Investor Agreements (as defined in the Shareholders Agreement), (v) the Warrant Documents (as defined in the Shareholders Agreement), (vi) the Second Senior Preferred Stock Purchase Agreement (as defined in the Shareholder Agreement) (when and if executed and delivered by the parties thereto), (vii) the Executive Agreements (as defined in the Shareholders Agreement), (viii) the Common Option Agreements (as defined in the Shareholders Agreement), (ix) the Preferred Option Agreements (as defined in the Shareholders Agreement), and (x) the Professional Services Agreement, dated as of December 10, 1996, by and among the Corporation and an Affiliate of Bruckmann, Rosser, Sherrill & Co., L.P.

                  10. Amendment and Waiver.

                  No amendment, modification or waiver will be binding or effective with respect to any provision of this Section II without the prior written consent of the holders of Senior Preferred Stock with a Liquidation Value representing more than fifty percent (50%) of the aggregate Liquidation Value of such Senior Preferred Stock then outstanding. Notwithstanding anything to the contrary contained herein, no amendment, modification or waiver of any provision of this Section II that adversely affects any holder of Senior Preferred Stock and is prejudicial to such holder relative to all other holders of Senior Preferred Stock shall be effective against such holder without such holder's consent.

                  11. Notices.

                  Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (I) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

         III.     JUNIOR PREFERRED STOCK.

                  Except as otherwise provided in this Section III or as otherwise required by applicable law, all shares of Junior Preferred Stock (each such share, a "Junior Share") shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

                  1. Dividends.

                  1A. General Obligation. When and as declared by the Corporation's board of directors and to the extent permitted under the Business Corporation Law of New York, the Corporation will pay preferential dividends to the holders of the Junior Preferred Stock as provided in this Section 1. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock (a "Series A Share") will accrue at a rate of 14% per annum and dividends on each share of Series B Preferred Stock (a "Series B Share") will accrue at a rate of 14% per annum of the Liquidation Value of such Junior Share from and including the date of issuance of such Junior Share to and including the date on which the Liquidation Value (plus all accrued and unpaid dividends thereon) of such Junior Share is paid in full. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Series A Share will be deemed to be its "date of issuance" regardless of the number of times transfer of such Series A Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Series A Share. The "date of issuance" for each Series B Share shall be deemed to be December 10, 1996 regardless of the number of times transfer of such Series B Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Series B Share.

                  1B. Junior Preferred Dividend Reference Dates. To the extent that all accrued dividends are not paid on each January 1 and July 1 of each year beginning January 1, 1997 (the "Junior Preferred Dividend Reference Dates"), all dividends which have accrued on each Junior Share outstanding during the six-month period (or other period in the case of the initial Junior Preferred Dividend Reference Date) ending upon each such Junior Preferred Dividend Reference Date will be accumulated and added to the Liquidation Value of such Junior Share.

                  1C. Distribution of Partial Dividend Payments. If at any time the Corporation elects to pay dividends in cash and pays less than the total amount of dividends then accrued with respect to the Junior Preferred Stock, such payment will be distributed ratably among the holders of the Junior Preferred Stock based upon the aggregate accrued but unpaid dividends on the Junior Shares of such class held by each such holder.

                  1D. Payment of Stock Dividends. In the sole discretion of the Corporation, any dividends accruing on the Junior Shares may be paid, in lieu of cash dividends, by the issuance of additional Junior Shares (including fractional Junior Shares) having an aggregate Liquidation Value at the time of such payment equal to the amount of the dividend to be paid (such Junior Shares, the "Dividend Shares"); provided, that (i) if the Corporation pays less than the total amount of dividends then accrued on the Junior Preferred Stock in the form of Dividend Shares, such payment in Dividend Shares shall be made pro rata to the holders of Junior Shares based upon the aggregate accrued but unpaid dividends on the Junior Shares held by each such holder and (ii) Section 3H below shall not apply to any and all Dividend Shares.

                  2. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock and Series B Preferred Stock will be entitled on a pari passu basis to be paid, before any distribution or payment is made upon any of the Corporation's equity securities (except with respect to any distribution or payment made upon the Senior Preferred Stock), an amount in cash equal to the aggregate Liquidation Value (plus all accrued and unpaid dividends thereon) of all such Junior Shares outstanding, and the holders of Series A Preferred Stock and Series B Preferred Stock will not be entitled to any further payment. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 10 days prior to the payment date stated therein, to each record holder of Junior Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 2.

                  3. Redemptions.

                  3A. Optional Redemptions. Subject to the terms and conditions of the Senior Preferred Stock, the Corporation may at any time redeem all or any portion of Series A Preferred Stock and Series B Preferred Stock then outstanding at a price per Junior Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon); provided, that all optional redemptions pursuant to this Section 3A are made pro rata among the holders of Junior Preferred Stock on the basis of the number of Junior Shares held by each such holder.

                  3B. Redemption Price. For each Junior Share which is to be redeemed the Corporation will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Junior Share) an amount in immediately available funds equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon). If the Corporation's funds which are legally available for redemption of Junior Shares on any Redemption Date are insufficient to redeem the total number of Junior Shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of Junior Shares ratably among the holders of the Junior Shares to be redeemed based upon the aggregate Liquidation Value of such Junior Shares (plus all accrued and unpaid dividends thereon) held by each such holder and other Junior Shares not so redeemed shall remain issued and outstanding until redeemed in accordance with the terms thereof. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Junior Shares, such funds will immediately be used to redeem the balance of the Junior Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

                  3C. Notice of Redemption. The Corporation will mail written notice of each redemption of Junior Preferred Stock to each record holder not more than 30 nor less than 10 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation will become obligated to redeem the total number of Junior Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Junior Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Junior Shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Junior Shares.

                  3D. Determination of the Number of Each Holder's Junior Shares to be Redeemed. Except as otherwise provided herein, the number of Junior Shares to be redeemed from each holder thereof in redemptions hereunder will be the number of Junior Shares determined by multiplying the total number of Junior Shares to be redeemed times a fraction, the numerator of which will be the total number of Junior Shares then held by such holder and the denominator of which will be the total number of Junior Shares then outstanding.

                  3E. Dividends After Redemption Date. No Junior Share is entitled to any dividends accruing after the date on which the Liquidation Value (plus all accrued and unpaid dividends thereon) of such Junior Share is paid in full. On such date all rights of the holder of such Junior Share will cease, and such Junior Share will not be deemed to be outstanding.

                  3F. Redeemed or Otherwise Acquired Junior Shares. Any Junior Shares which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred.

                  3G. Other Redemptions or Acquisitions. Subject to the terms and conditions of the Senior Preferred Stock, neither the Corporation nor any Subsidiary will redeem or otherwise acquire any Junior Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of the Junior Preferred Stock on the basis of the number of Junior Shares owned by each such holder.

                  3H. Special Redemptions. If a Change in Control has occurred, then the Corporation shall give prompt written notice of such Change in Control, describing in reasonable detail the definitive terms and date of consummation thereof to each holder of Junior Preferred Stock, but in any event such notice shall be given not more than 30 days nor less than ten days prior to the occurrence of such Change in Control. Each holder of Junior Preferred Stock then outstanding may require the Corporation to redeem all or any portion of the Junior Preferred Stock owned by such holder at a price per Junior Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) by giving written notice to the Corporation of such election within 30 days of receipt of the Corporation's notice. Upon receipt by the Corporation of such written notice from any holder, subject to the provisions of any loan agreement, indenture or credit agreement evidencing indebtedness for borrowed money incurred by the Corporation, the Corporation shall be obligated to redeem the aggregate number of Junior Shares specified therein within five days after receipt of such notice from such holder. The term "Change in Control" means (i) the sale of all or substantially all of the assets reflected on the Corporation's most recent consolidated balance sheet or capital stock of the Corporation, or (ii) the acquisition, through stock purchase, merger or otherwise, by a Person or group of Persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) unaffiliated with Bruckmann, Rosser, Sherrill & Co., L.P. (and its Permitted Transferees (as defined in the Shareholders Agreement)) and management employees of the Corporation immediately prior to giving effect such transaction, of capital stock of the Corporation representing, at any date of determination, (x) prior to the consummation of an initial public offering of the Common Stock registered under the Securities Act of 1933, as amended, 51% or more of the common equity interest in the Corporation's capital stock and (y) following the consummation of such an initial public offering of the Common Stock, 33% or more of the common equity interest in the Corporation's capital stock.

                  3I. Priority of Junior Preferred Stock. So long as any Senior Preferred Stock or Junior Preferred Stock remains outstanding, neither the Corporation nor any Subsidiary shall declare or pay any cash dividends or make any cash distributions with respect to or redeem, purchase or otherwise acquire for cash, directly or indirectly, any Common Stock, if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay the full amount of dividends accrued on the Senior Preferred Stock and the Junior Preferred Stock or the Corporation has failed to make any redemption of the Senior Preferred Stock or the Junior Preferred Stock required hereunder; provided, that the Corporation may purchase shares of Common Stock from employees of the Corporation and its Subsidiaries upon termination of employment.

                  4. Conversion of Series B Preferred Stock.

                  4A. Optional Conversion. Subject to Section 4B below, upon the consummation of an Initial Public Offering (the "Conversion Event"), each Series B Share shall, at the option of either the holder of such Series B Share or the Company, be converted (and the rights of the holder of the Series B Shares shall cease) into a number of shares of the Corporation's Class A Common equal to the
(i) Liquidation Value of such Series B Share as of the date of such Conversion Event (plus all accumulated, accrued and unpaid dividends thereon) divided by
(ii) the price at which each share of Class A Common was sold in such Initial Public Offering. The Corporation shall give prompt written notice to each holder of Series B Shares if a Conversion Event has occurred, which notice shall describe in reasonable detail the Conversion Event that has occurred.

                  4B. Surrender of Certificates. Each conversion of Series B Shares into shares of Class A Common at the option of the holder of such Series B Shares shall be effected by the surrender of the certificate or certificates representing the Series B Shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such Series B Shares stating that such holder desires to convert the Series B Shares, or a stated number of the Series B Shares, represented by such certificate or certificates into shares of Class A Common. Each conversion of Series B Shares at the option of the holder of such Series B Shares shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been tendered, and at such time the rights of the holder of the converted Series B Shares as such holder shall cease, and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby. Each conversion of Series B Shares into shares of Class A Common at the option of the Company shall be effected by delivery of written notice to the holder of such Series B Shares stating that the Company desires to convert the Series B Shares, or a stated number of Series B Shares, held by the holder of such Series B Shares. Upon receipt of such written notice, the holder of the Series B Shares shall surrender promptly the certificate or certificates representing the Series B Shares to be converted at the principal office of the Corporation at any time during normal business hours. Each conversion of Series B Shares at the option of the Company shall be deemed to have been effected as of the close of business on the date indicated in the written notice of conversion delivered by the Company to the holder of such Series B Shares, and at such time, the rights of the holder of the converted Series B Shares as such holder shall cease, and the person or person in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

                  4C. Issuance of Certificates. Within five Business Days after the surrender of certificates of Series B Shares, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common issuable upon such conversion.

                  4D. No Charge. The issuance of certificates for Class A Common upon conversion of the Series B Shares will be made without charge to the holders of such Series B Shares of any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

                  4E. Reserved Shares. Upon the Conversion Event, the Corporation shall take all such actions as may be necessary to assure that all shares of Class A Common issuable pursuant to this Section 4 may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance), including, but not limited to, amending the Corporation's Certificate of Incorporation to increase the number of authorized but unissued shares of Class A Common. All shares of Class A Common which are issuable pursuant to the terms and conditions of this
Section 4 shall, when issued, be duly and validly issued, fully paid, and nonassessable and free from all taxes, liens and charges.

                  4F. Closing Books. The Corporation shall not close its books against the transfer of Series B Shares in any manner which would interfere with the timely conversion of any Series B Shares.

                  5. Voting Rights. The Junior Shares will not have any voting rights attaching to them, except as required by applicable law.

                  6. Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Junior Preferred Stock. Upon the surrender of any certificate representing Junior Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Junior Shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Junior Shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Junior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Junior Preferred Stock represented by the surrendered certificate.

                  7. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Junior Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is an institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Junior Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Junior Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

                  8. Definitions. The following definitions apply to this
Section III only.

                  "Liquidation Value" of any Junior Share of (i) Series A Preferred Stock as of any particular date will be an amount equal to $100.00 per Junior Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above and (ii) any Junior Share of Series B Preferred Stock as of any particular date will be an amount equal to $35.00 per Junior Share, plus any and all accumulated and unpaid dividends which are added to the Liquidation Value pursuant to Section 1B above.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Redemption Date" as to any Junior Share means the date specified in the notice of any redemption at the Corporation's option or the applicable date specified herein in the case of any other redemption; provided, that no such date will be a Redemption Date unless the applicable Liquidation Value (plus all accrued and unpaid dividends thereon) is actually paid, or set aside for payment in full on such date, and if not so paid or set aside for payment in full, the Redemption Date will be the date on which such Liquidation Value (plus all accrued and unpaid dividends thereon) is fully paid.

                  "Shareholders Agreement" means the Shareholders Agreement, dated as of December 10, 1996, by and among the Corporation and certain shareholders of the Corporation, as the same may be amended, restated, or modified from time to time.

                  "Subsidiary" means with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled directly or indirectly, by any person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

                  9. Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision of Section III without the prior written consent of the holders of at least fifty percent (50%) of the Junior Shares outstanding at the time such action is taken; provided, that no such amendment, modification or waiver which adversely and prejudicially affects the Series B Preferred shall be effective without the prior written consent of the holders of at least fifty (50%) of the Series B Shares outstanding at the time such action is taken.

                  10. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (I) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

         IV.      COMMON STOCK.

                  Except as otherwise provided in this Section IV or as otherwise required by applicable law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

                  1. Voting Rights. Except as otherwise provided in this Section IV or as otherwise required by applicable law:

                           (A) the holders of Class A Common shall be entitled to one vote per share on all matters to be voted on by the Stockholders of the Corporation; and

                           (B) the holders of Class B Common will not have any voting rights.

                  2. Dividends. As and when dividends are declared or paid thereon, whether in cash, property or securities of the Corporation, the holders of Common Stock shall be entitled to participate in such dividends ratably on a per share basis; provided, that (i) if dividends are declared which are payable in shares of Common Stock, dividends shall be declared which are payable at the same rate on all classes of Common Stock and dividends payable in shares of Class A Common shall be payable to holders of Class A Common, and dividends payable in shares of Class B Common shall be payable to holders of Class B Common.

                  3. Liquidation. Subject to the provisions of the Senior Preferred Stock and the Junior Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

                  4. Conversion of Common Stock.

                  4A. Right to Convert. Subject to Section 4B below, the holder or holders of a majority of the outstanding shares of Class B Common shall be entitled at any time to convert all or any portion of the shares of Class B Common into the same number of shares of Class A Common. Any such conversion of Class B Common into Class A Common will be effected among the holders of the Class B Common on a pro rata basis based upon the number of shares of Class B Common then outstanding.

                  4B. Surrender of Certificates. Each conversion of shares of Class B Common into shares of Class A Common shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of shares of such Class B Common stating that such holder desires to convert the shares, or a stated number of the shares, of such Class B Common represented by such certificate or certificates into shares of Class A Common. Each conversion of Class B Common shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of the converted Class B Common as such holder shall cease, and the person or persons in whose name or names the certificate or certificates for shares of Class A Common are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common represented thereby.

                  4C. Issuance of Certificates. Promptly after the surrender of certificates of Class B Common and the receipt of written notice, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the Class A Common issuable upon such conversion.

                  4D. No Charge. The issuance of certificates for Class A Common upon conversion of Class B Common will be made without charge to the holders of such shares of any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Class A Common.

                  4E. Reserve Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common, solely for the purpose of issuance upon the conversion of the Class B Common, such number of shares of Class A Common issuable upon conversion of all outstanding shares of Class B Common. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which will be immediately transmitted by the Corporation upon issuance).

                  4F. Closing Books. The Corporation shall not close its books against the transfer of shares of Common Stock in any manner which would interfere with the timely conversion of any shares of Common Stock.

                  5. Stock Splits. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of each other class of Common Stock shall be proportionately subdivided or combined in a similar manner.

                  6. Registration of Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of

Common Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate and the Corporation shall forthwith cancel such surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares of such Class As is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

                  7. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (provided that an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                  8. Notices. All notices referred to herein shall be in writing, and shall be delivered by registered or certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given when so mailed (i) to the Corporation at its principal executive offices and (ii) to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

                  9. Action by Written Consent. Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the shareholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than a majority of the shares entitled to vote, or, if greater, not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  10. Amendment and Waiver. No amendment or waiver of any provision of this Section IV shall be effective without the prior consent of the holders of a majority of the then outstanding shares of Common Stock voting as a single class. For purposes of votes on amendments and waivers to this Section IV, each share of Common Stock shall be entitled to one vote. No amendment directly to any terms or provisions of any class of Common Stock that adversely affects such class of Common Stock vis-a-vis any other class of Common Stock shall be effective without the prior consent of the holders of a majority of the then outstanding shares of such class of Common Stock (it being understood that the issuance of preferred stock shall not be deemed to adversely affect the Common Stock).

                  FIFTH: The amendment herein certified was authorized by the written consent of all of the members of the Board of Directors of the Corporation followed by the written consent of the holders of a majority of the outstanding shares entitled to vote thereon of the Corporation.

                                     * * * *

                  IN WITNESS WHEREOF, the undersigned has subscribed this document as of February 24, 2003 and does hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by the undersigned and are true and correct.

                                         TOWN SPORTS INTERNATIONAL, INC.

                                         By: s/s Richard Pyle
                                             -----------------------------------
                                             Name: Richard Pyle
                                             Title: Chief Financial Officer